As Filed with the Securities and Exchange Commission on April 27, 2006

                                               File Nos. 333-59185 and 811-08873

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A
          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ X ]
                         Pre-Effective Amendment No. [ ]
                      Post Effective Amendment No. 12 [ X ]

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ X ]
                             Amendment No. 13 [ X ]

                   AMERICAN FIDELITY DUAL STRATEGY FUND, INC.(R)
               (Exact Name of Registrant as Specified in Charter)

        2000 N. CLASSEN BOULEVARD
      OKLAHOMA CITY, OKLAHOMA 73106         Registrant's Telephone Number,
(Address of Principal Executive Offices)    including Area Code:  (405) 523-2000



          Stephen P. Garrett                             Copies to:
         Senior Vice President                        Jennifer Wheeler
  American Fidelity Assurance Company                  McAfee & Taft
       2000 N. Classen Boulevard                 A Professional Corporation
     Oklahoma City, Oklahoma 73106           10th Floor, Two Leadership Square
(Name and Address of Agent for Service)              211 North Robinson
                                                Oklahoma City, OK 73102-7103

Approximate Date of Proposed Public Offering:  As soon as practicable after effectiveness of the
                                               Registration Statement

It is proposed that this filing will become effective (check appropriate box)
      [ ]  immediately upon filing pursuant to paragraph (b)
      [x]  on May 1, 2006 pursuant to paragraph (b)
      [ ]  60 days after filing pursuant to paragraph (a)(1)
      [ ]  on (date) pursuant to paragraph (a)(1)
      [ ]  75 days after filing pursuant to paragraph (a)(2)
      [ ]  on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:
      [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

AMERICAN FIDELITY
DUAL STRATEGY FUND, INC.(R)

A dual strategy of investing in value and growth stocks for long-term capital appreciation


PROSPECTUS            The Securities and Exchange Commission has not approved
May 1, 2006           or disapproved these securities or determined if this
                      prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


                                TABLE OF CONTENTS

-------------------------------------------------------------------------------


About Dual Strategy Fund....................................................1

Performance; Expenses.......................................................2

Investment Goals and Strategies.............................................3

The Fund's Portfolio Holdings...............................................4

Principal Risks of Investment...............................................4

The Fund's Advisers and Related Fees........................................5

Fund Operations.............................................................7

         Buying and Selling Shares..........................................7

         Redemption of Shares...............................................7

         Pricing Shares.....................................................7

Frequent Purchases and Redemptions..........................................8

Distributions and Taxes.....................................................8

         Dividends and Other Distributions..................................8

         Tax Information....................................................9

Legal Proceedings...........................................................9

Financial Highlights........................................................9

For More Information.......................................................10

                            ABOUT DUAL STRATEGY FUND

Investment goal:  Long-term capital growth

Dual investment strategies: The Dual Strategy Fund invests primarily in common stocks of U.S. companies. The Fund's four sub-advisers independently manage a portion of the Fund's portfolio using different investment strategies. The approach of two sub-advisers is growth oriented and exploits the correlation between increasing company earnings and increasing price in stocks with large capitalizations. The other two sub-advisers focus on undervalued equity securities with large capitalizations.

Principal risks of investing in Dual Strategy Fund: The Fund's shares will rise and fall in value. You can lose money on your investment in the Fund, or the Fund could underperform other investments if any of the following occurs:

o    The stock market as a whole goes down.

o Either value stocks or growth stocks fall out of favor with investors, causing part of the portfolio to underperform the other. The Fund's dual strategy potentially lowers risk, but it may produce more modest gains than funds using only one investment strategy.

o    Companies in which the Fund invests do not grow as rapidly as expected.

o Value stocks may never reach what the value sub-advisers believe is their true value.

o Investments in foreign securities carry additional risks, such as changes in currency exchange rates, a lack of adequate company information and political instability, which may result in loss of value and wider price swings than U.S. companies experience.

o Earnings of companies in which the Fund invests are not achieved, and income available for interest or dividend payments is reduced.

Investors in the fund: Only separate accounts of insurance companies may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity contract issued by a separate account or by participating in a contract available through your employer's retirement plan.

You should read the applicable separate account prospectus for information about:

o Purchasing a variable annuity contract or participating in a variable annuity contract.

o    Other investment options, if there are any.

o    The terms of your variable annuity contract.

o    Expenses related to purchasing a variable annuity contract.

o    Procedures for redeeming the Fund's shares.

Who may want to invest: The Dual Strategy Fund may be appropriate for you if you:

o    Want a regular investment program for retirement savings.

o    Can benefit from deferred taxation of capital appreciation and income.

o Are several years from retirement and can pursue a long-term investment goal.

o Want to add an investment with growth potential to diversify your other retirement investments.

o Are willing to accept higher short-term risk along with higher potential long-term returns.

                              PERFORMANCE; EXPENSES

Past Performance

     The bar chart below shows how the annual total return of the Dual Strategy Fund and its predecessor has varied from year to year over a ten-year period. This information illustrates the variability of the Fund's returns and provides some indication of the risks of investing in the Fund. The average annual total return information at the bottom of the page shows the Fund's performance over time compared with that of the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices, and the Russell 1000(R) Index, another widely recognized common stock index. This information may help you evaluate the Fund's risks and potential rewards; however, the Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

        American Fidelity Dual Strategy Fund, Inc.
                    Investment Results

               Year            Annual Return
               ----            -------------
               1996               27.15%
               1997               28.35%
               1998               26.50%
               1999               18.47%
               2000                0.36%
               2001              -11.33%
               2002              -25.05%
               2003               28.38%
               2004                8.16%
               2005                3.66%

Are these the returns realized by separate account contract owners and participants? No. These returns are calculated for the Dual Strategy Fund. They do not reflect insurance, sales and administrative charges deducted by participating separate accounts. Including those charges would reduce the Fund's total returns for all periods.

When was the Dual Strategy Fund created? On January 1, 1999, the Fund acquired all of the assets and liabilities of American Fidelity Variable Annuity Fund A, which was a managed separate account.

What is the Fund's past performance? The Fund treats the past performance of its predecessor as its own for periods before the acquisition. The Fund's return information reflects the performance of American Fidelity Variable Annuity Fund A through 1998 (as adjusted for the fund's current expense structure) and for American Fidelity Dual Strategy Fund, Inc.(R) for all subsequent time periods.

         Highest Quarterly Return:  21.24%, 4th Quarter 1998
         Lowest Quarterly Return:   -16.74%, 3rd Quarter 2002

         ______________________________________________________

              Average annual total returns as of 12/31/05

                                 1 Year     5 Years    10 Years
         ______________________________________________________
         Fund                     3.66%      -1.35%      8.65%
         S&P 500 Index            4.92%       0.55%      9.09%
         Russell 1000(R) Index    6.27%       1.08%      9.29%

Fees and Expenses of the Fund

     This table describes the fees and expenses that the Dual Strategy Fund incurs. The Fund's fees and expenses will impact your investment. Because you may only invest indirectly in the Fund either by purchasing a variable annuity contract issued by a separate account or by participating in a contract available through your employer's retirement plan, your investment may also be impacted by fees imposed by the separate account. The following information does not include fees and expenses that you may incur at the separate account level.

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

     Management Fees                         0.50%
     Total Annual Fund Operating Expenses    0.50%

Example

     This Example is intended to help you compare the cost of investing in the Dual Strategy Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Dual Strategy Fund for the time periods indicated and that your investment has a 5% return each year. The Example also assumes that the Fund's operating expenses remain the same. Because the Fund does not charge you a fee when you redeem shares, the costs shown below would remain the same regardless of whether or not you redeemed your shares at the end of each period. Although your actual costs may be higher or lower than the costs in the Example, based on these assumptions, your costs would be:

     1 Year          3 Years           5 Years          10 Years
     $51.11          $160.29           $279.46          $627.33

     This Example does not include fees and expenses that you may incur at the separate account level.

                         INVESTMENT GOALS AND STRATEGIES

General

     Dual Strategy Fund's primary investment goal is long-term growth of capital. Its secondary investment goal is the production of income.

     To pursue these goals, the Fund invests in a diversified portfolio of common stocks that may also include investments in American Depository Receipts, which represent shares of stock of foreign companies. The Fund may take temporary defensive positions inconsistent with its investment goals in response to adverse market, economic or political conditions. During these times, the Fund may not achieve its investment goals.

     Four sub-advisers with different investment strategies manage the Fund's portfolio. The portfolio is normally reallocated equally between the four sub-advisers at the beginning of each year. Cash received by the Fund, less amounts used to pay withdrawals and expenses, is allocated equally among the sub-advisers throughout the year.

Sub-Advisers' Strategies

Quest Investment Management, Inc.

     Quest Investment Management, Inc. is a large capitalization growth-oriented manager. Quest offers professional full-time management of assets, providing traditional portfolio discretionary supervision. Quest begins the investment process with an analysis of credit conditions, quantitative market indicators, and global events, including economic, political, and social cycles/trends. Screening for market capitalization, average daily trading volume, and stock price creates a universe of potential stock investments. Potential stock investments are evaluated on earnings fundamentals, technical analysis, and valuation measures using a proprietary scoring system. Based on this analysis combined with the top-down evaluation, asset allocation, and sector/industry weightings, individual stock selections are determined and an investment portfolio is created.

The Renaissance Group, LLC

     The Renaissance Group, LLC is a growth-oriented manager. Renaissance renders continuous investment management services in a discretionary manner based on quantitative models developed by Renaissance. Renaissance currently offers various investment strategies, each of which may be customized to meet a client's specific objectives or constraints. The buy discipline follows three distinct steps: (1) Profitability & Financial Strength Analysis; (2) Multi-Dimensional Scoring; and (3) Qualitative Review. The sell discipline is a function of the quantitative scoring and ranking process. Any security falling below the 40th percentile is sold in favor of a more highly ranked security chosen from the top 20th percentile of the strategy's universe.

Todd Investment Advisors, Inc.

     Todd Investment Advisors, Inc. is a value-oriented manager. Todd emphasizes high-quality, large capitalization companies that are undervalued. Todd attempts to achieve average-market returns in an up market and above-market returns in a down market. Todd uses a dividend discount model to identify companies with the greatest potential for price appreciation and then uses fundamental analysis to determine which companies have a catalyst for price appreciation. Todd considers a stock for sale when either its price/value ratio rises above the median for large capitalization stocks or the company's fundamentals weaken.

WEDGE Capital Management LLP

     WEDGE Capital Management LLP is a value-oriented manager that applies a bottom-up approach to the large-cap equity market. WEDGE employs quantitative models to drive the buy/sell process, making the decisions to buy and sell stocks unemotional in nature. The evaluation of the largest 1000 securities allows WEDGE to take advantage of the smaller, less efficient segment of the large cap market and focus on a wide range of market capitalization to identify undervalued stocks. By utilizing a combination of traditional value and contrarian factors with momentum factors, WEDGE is able to identify undervalued companies that are showing visible signs of life. WEDGE employs unique factors to each sector, recognizing that the factors that are most productive in recognizing undervalued stocks vary from one sector to another.

                          THE FUND'S PORTFOLIO HOLDINGS

     A description of the Dual Strategy Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information, which is available upon request.

                          PRINCIPAL RISKS OF INVESTMENT

     Although stocks have a history of long-term growth, they fluctuate in price. Prices go up or down based on changes in a company's financial condition and results of operations as well as factors related to the economy; such fluctuations can be pronounced. Changes in the value of the Dual Strategy Fund's investments will result in changes in the value of the Fund's shares, thus affecting the Fund's total return to investors. You could lose money directing your variable annuity contract payments to the Fund.

Dual Strategy and Market Cycles. Different types of stocks (such as growth stocks and value stocks) may shift in and out of favor depending on market and economic conditions. As a result, the performance of the growth-stock portion of the Fund's portfolio may be higher or lower than the value-stock portion of the Fund's portfolio and vice versa. The Fund's dual strategy may potentially limit the downside risk of the Fund, but it may also produce more modest gains over the long run than a single investment strategy would.

Growth Stocks. There is a risk that a stock selected for its growth potential will not perform as expected and its price will decline or will not increase.

Value Stocks. A value stock may never reach what the value sub-advisers believe is its full value, or it may not have been undervalued when purchased. Large company value stocks tend to be less volatile than smaller cap stocks because large companies often have the resources to withstand adverse conditions; however, they may also be slower to react to change.

Foreign Investing. The Fund invests in foreign securities solely through the purchase of American Depository Receipts, other depository receipts or ordinary shares only if the shares are U.S. Dollar denominated and publicly traded within the United States. American Depository Receipts generally are securities issued by a U.S. bank to U.S. buyers as a substitute for direct ownership of a foreign security and are traded in the U.S. markets. Investing in foreign securities poses unique risks such as fluctuation in currency exchange rates, market illiquidity, price volatility, high trading costs, difficulties in settlement, limits on foreign ownership, and less stringent accounting, reporting and disclosure requirements. In the past, equity securities of foreign markets have had more frequent and larger price changes than those of U.S. markets. The Fund typically restricts its foreign investments to large foreign companies, reducing somewhat the general risks of foreign investing.

                      THE FUND'S ADVISERS AND RELATED FEES

American Fidelity Assurance Company, 2000 N. Classen Boulevard, Oklahoma City, OK 73106, is the Fund's investment adviser. American Fidelity Assurance Company is an Oklahoma stock life insurance company and is registered as an investment adviser under the Investment Advisers Act of 1940. American Fidelity Assurance Company was the investment adviser of the Fund's predecessor from 1968 through 1998.

     American Fidelity Assurance Company is responsible for running all of the operations of the Fund, except for those subcontracted to the Fund's sub-advisers, custodian and pricing service. Pursuant to an investment advisory agreement, the Fund pays American Fidelity Assurance Company an annual management and investment advisory fee of 0.50% (on an annual basis) of the average daily net assets of the Fund. The Fund's annual report to shareholders for the period ending December 31, 2005 provides additional information regarding the basis for the Fund's board of directors approving the agreement with American Fidelity Assurance Company.

     American Fidelity Assurance Company has engaged four sub-advisers to manage the Fund's investment portfolio and pays the related sub-advisory fees. The Fund's sub-advisers make the day-to-day decisions to buy and sell securities for the Fund. Each sub-adviser manages a portion of the Fund's portfolio using its own investment strategy to achieve the Fund's investment goals.

     The Fund's board of directors reviews and must approve annually the investment advisory agreement with the Fund's investment adviser and the sub-advisory agreements with the sub-advisers. A discussion of the basis for the board of directors most recently approving the investment advisory agreement and the sub-advisory agreements is available in the Fund's annual report to shareholders for the period ending December 31, 2005.

Quest Investment Management, Inc., One SW Columbia, Suite 1100, Portland, Oregon 97258, is an independently operated investment management firm started in 1985. Quest has been a sub-adviser to the Fund since May 1, 2006. Quest provides management services to investment companies, pension funds, endowments, foundations, and corporations. Fund assets are managed by the Investment Committee. The Investment Committee consists of Monte L. Johnson, Cameron M. Johnson, Gregory G. Sherwood, E. Adrian Hamilton, Garth R. Nisbet, CFA, and Douglas P. Goebel, CFA. Mr. Sherwood will be the primary contact for the Fund. Mr. M. Johnson is the founder of Quest and has 39 years of experience. Mr. C. Johnson is Chief Executive Officer and has been with Quest for 15 years. Mr. Sherwood is President and has been with Quest for 16 years. Mr. Hamilton is Vice President and has been with Quest for 10 years. Mr. Nisbet is Senior Vice President and has been with Quest less than one year. Mr. Goebel is Senior Vice President and has been with Quest 12 years. The Fund's Statement of Additional Information provides additional information about Quest's compensation structure, other accounts managed by Quest, and Quest's ownership, if any, of securities in the Fund.

The Renaissance Group, LLC, The Baldwin Center, Suite 1200, 625 Eden Park Drive, Cincinnati, Ohio 45202, is an independently operated investment management firm that provides management services to individuals, investment companies, pension funds, charitable organizations, corporations, and government entities. Renaissance has been a sub-adviser to the Fund since October 3, 2005. Michael E. Schroer, Managing Partner and Chief Investment Officer of Renaissance, is primarily responsible for day-to-day management of the portion of the Fund portfolio managed by Renaissance. Mr. Schroer has 23 years of investment experience and has been with Renaissance since 1984. Mr. Schroer supervises the management and direction of Renaissance's investment research efforts as well as determining overall portfolio strategy. Mr. Schroer is a 1980 graduate of the University of Cincinnati and earned a Master's degree from the Indiana Graduate School of Business in 1982. He was also awarded a Chartered Financial Analyst designation in 1985. The Fund's Statement of Additional Information provides additional information about Renaissance's compensation structure, other accounts managed by Renaissance, and Renaissance's ownership, if any, of securities in the Fund.

Todd Investment Advisors, Inc., 101 South Fifth Street, Suite 3160, Louisville, KY 40202, had $3.7 billion of assets under management as of December 31, 2005. Todd has been a sub-adviser to the fund and its predecessor since the last quarter of 1995. Robert P. Bordogna and Curtiss M. Scott have primary responsibility for the day-to-day management of the portion of the fund portfolio managed by Todd. Mr. Bordogna has 37 years of experience in the investment advisory business. Bordogna is the Chairman of the firm and has been with Todd since 1980. Mr. Scott is the President and Chief Executive Officer. He has 28 years of experience in the investment advisory business and has been with Todd since 1996. The Fund's Statement of Additional Information provides additional information about Todd's compensation structure, other accounts managed by Todd, and Todd's ownership, if any, of securities in the Fund.

WEDGE Capital Management LLP, 301 South College Street, Suite 2920, Charlotte, North Carolina 28202-6002, is an independently operated investment management firm that provides management services to investment companies, pension funds, charitable organizations, corporations, and government entities. WEDGE has been a sub-adviser to the Fund since October 3, 2005. WEDGE applies a team approach to the management of the Fund, relying both on quantitative models as well as investment professional input. Mike James, John Norman, and Michael Gardner are the team members principally responsible for supervising Fund assets. Mike James and John Norman are the Fund's Portfolio Managers. Mike James is a founding member of WEDGE and has thirty-one years of investment experience. Mr. James is a graduate of Louisiana State University's School of Banking of the South and received his Bachelor of Arts degree from Wofford College. John Norman joined WEDGE in 2004 and has fourteen years of investment experience. Mr. Norman received his Bachelor of Business Administration - Finance from The College of William and Mary. Michael Gardner, who has been with WEDGE for fifteen years, is the principle developer of WEDGE's strategy and has twenty-eight years of investment experience. Mr. Gardner received his Bachelor of Arts degree in Mathematics from State University of New York at Binghampton and his Master of Business Administration in Finance from the University of Chicago. The Fund's Statement of Additional Information provides additional information about WEDGE's compensation structure, other accounts managed by WEDGE, and WEDGE's ownership, if any, of securities in the Fund.

Sub-Advisory Fees

     The Fund's investment adviser, American Fidelity Assurance Company, pays the sub-advisory fees on behalf of the Fund. All fees are on an annual basis and are a percentage of the value of the Fund's assets managed by each sub-adviser. Pursuant to their respective sub-advisory agreements:

o Quest receives 0.425% of the first $100,000,000 of the Fund's assets under its management and 0.30% of the value of the Fund's assets under its management in excess of $100,000,000;

o Renaissance receives 0.48% of the value of the Fund's assets under its management;

o Todd receives 0.38% of the first $100,000,000 of the Fund's assets under its management and 0.30% of the value of the Fund's assets under its management in excess of $100,000,000; and

o WEDGE receives 0.50% of the first $25,000,000 of the Fund's assets under its management, 0.40% of the value of the Fund's assets under its management between $25,000,000 and $100,000,000, and 0.30% of the value of the Fund's assets under its management in excess of $100,000,000.

     On September 30, 2005, the Fund terminated its sub-advisory agreement with one of its previous sub-advisers, Seneca Capital Management, LLC. Renaissance and WEDGE have served as sub-advisers to the Fund since October 3, 2005, and Quest has served as a sub-adviser to the Fund since May 1, 2006. The aggregate fees paid to the sub-advisers by American Fidelity Assurance Company in 2005 in connection with the sub-advisors' services to the Fund was $839,081. The Fund's annual report to shareholders for the period ending December 31, 2005 provides additional information regarding the basis for the board of directors approving the sub-advisory agreements.


                                 FUND OPERATIONS

Buying and Selling Shares

     You cannot buy shares of the Dual Strategy Fund directly. You may invest indirectly in the Fund by purchasing a variable annuity contract or by participating in a variable annuity contract offered through your employer's retirement plan. The variable annuity contracts that offer the Dual Strategy Fund as an investment option are issued by insurance company separate accounts, which buy the Fund's shares based on the investment instructions from participants in the variable annuities.

     To meet various obligations under the variable annuity contracts, the separate accounts may sell the Fund's shares to generate cash. For example, a separate account may sell the Fund's shares and use the proceeds to pay a contract owner or participant who has requested a partial withdrawal or cancelled a contract.

Redemption of Shares

     Generally, the Dual Strategy Fund will redeem its shares in cash on the next business day after receiving a request for redemption from an insurance company separate account. The Fund may, however, suspend redemption and delay the redemption payment date for any period during which (1) the New York Stock Exchange is closed, other than customary weekends or holidays, (2) trading on the New York Stock Exchange is restricted by the SEC, (3) the SEC has determined that an emergency exists and, as a result, it is not reasonably practical for the fund to dispose of securities or fairly determine the value of its net assets, or (4) the SEC issues an order permitting suspension or delay for the protection of shareholders. The date on which you receive payment for any shares redeemed may depend on the redemption policy of the separate account that issued your variable annuity contract.

Pricing Shares

     The price of the Fund's shares is based on net asset value. The Fund's net asset value is determined once daily as of the close of regular trading on the New York Stock Exchange, currently 4:00 p.m., Eastern Time. The Fund will not value its portfolio securities on the days on which the New York Stock Exchange is closed for trading or on days that American Fidelity Assurance Company is closed.

     The Fund calculates its net asset value per share by dividing the total value of its net assets by the number of its shares outstanding. A person who deposits money with an investing separate account before 4:00 p.m., Eastern Time, on a regular trading day will pay that day's net asset value per share for the investment in the Dual Strategy Fund.

     The Fund's investments are valued based on market value quotations, when available. Investments in corporate stocks are valued by FT Interactive Data Services. Securities for which quotations are not available from FT Interactive Data Services are valued at the quotation obtained from Bloomberg LP. In the unlikely event that market quotations are not readily available from either of these sources on a day on which the New York Stock Exchange and American Fidelity Assurance Company are open for business, one or more of the Fund's officers will consult with the Fund's investment adviser and sub-advisers to determine an estimated fair value of the security, which good faith determination will be approved by the Fund's board of directors. This process is called "fair value pricing." Short-term debt securities having remaining maturities of less than one year are valued by the amortized cost method, which approximates market value.

     Because the Fund (1) invests solely in securities that are listed on a domestic exchange and frequently traded, and (2) calculates its NAV as of the time the exchange typically closes, it will not be necessary for the Fund to rely on fair value pricing unless a significant event has occurred. Instances that might require the Fund to use fair value pricing include events, such as trading in a particular portfolio security halting during the day and not resuming prior to the Fund's NAV calculation. In the unusual event that the Fund engages in fair value pricing, the effect will be to eliminate certain unfair opportunities that may be available to market timers when existing market quotations for one or more portfolio securities are not reliable as the result of extraordinary circumstances that have impacted the market, but to which the market has not had the opportunity to adjust itself through the ordinary course.


                       FREQUENT PURCHASES AND REDEMPTIONS

     Market timing policies are designed to address the excessive short-term trading of investment company securities that may be harmful to the long-term shareholders. Because the Dual Strategy Fund's shares are sold only through variable annuity contracts issued by insurance company separate accounts, the Fund is dependent on the separate accounts for policies that relate to frequent purchases and redemptions. The Fund's Board of Directors has adopted the separate accounts' policies and procedures on behalf of the Fund. As part of the Fund's disclosure controls and procedures, each of the separate accounts will certify annually to the Fund that the separate account is in compliance with its policies and procedures. The Fund does not have any arrangements with any person or entity to permit frequent purchases and redemptions of the Fund's shares, and it does not foresee circumstances in which it would elect to accommodate frequent purchases and redemptions of its shares by its shareholders.

     Although market timing techniques, such as frequent purchases and redemptions, are generally not illegal, the Fund is aware that successful market timers may, in some circumstances, make profits at the expense of passive shareholders who engage in various long-term or passive investment strategies. For example, participants may attempt to use market timing strategies in connection with a separate account that includes a cash annuity account option by switching back and forth between the cash annuity account and the other available variable options. Frequent purchases and redemptions by shareholders pose certain risks to the Fund's other shareholders. Market timing can make it difficult for the Fund to manage its portfolio investments. Frequent transfers may cause the Fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs and affect performance.

     The separate accounts that offer the Dual Strategy Fund as an investment option have adopted some or all of the following restrictions to deter frequent purchases and redemptions:

     o    Limit the number of free transfers.

     o    Assess transfer fees and withdrawal fees.

     o Restrict a participant's ability to invest in certain investment options.

     o Reserve the right to end, suspend or change a participant's ability to transfer assets between investment options (where allowed by state law).

     Additionally, the separate accounts each have a policy against accepting telephone transactions, thus diminishing participants' ability to use market timing strategies. The separate accounts also require personnel to maintain a record of all orders received between 2:45 p.m. and 3:00 p.m. Central Time pursuant to individual wire transfer contributions, walk-in withdrawals and transfer requests received by electronic means. This record is reviewed monthly and any suspicious patterns are reported and subjected to additional review.

     The Fund's Board of Directors may inspect/audit the separate accounts' policies and procedures regarding market timing at any time without warning. Pursuant to its participation agreements with the separate accounts, the Fund's Board of Directors may refuse to sell shares of the Fund to a person and may suspend or terminate the offering of shares if such action is, in the sole discretion of the Board of Directors, necessary in the best interests of the shareholders of the Fund. Relying on this discretionary authority, the Fund's Board may cause the Fund to reject, limit, delay or impose other conditions on exchanges or purchases; it also may close or otherwise limit a shareholder's account based on a history of frequent purchases and redemptions of the Fund's shares. Although the Board may exercise its discretion on a case-by-case basis, the Fund anticipates applying its policies regarding frequent purchases and redemptions uniformly in all cases, absent exceptional circumstances, including uniform application to trades that occur through omnibus accounts at any intermediaries. Because the Fund's investment adviser also is the depositor of the separate accounts that currently offer the Fund as an investment option, communication between the Fund and the separate accounts is on-going, making it easier for the Fund and the separate accounts to coordinate with one another to monitor market timing.

                             DISTRIBUTIONS AND TAXES

Dividends and Other Distributions

     The Dual Strategy Fund intends to distribute substantially all of its net investment income and capital gains to American Fidelity Assurance Company through American Fidelity Assurance Company's separate accounts, the Fund's only shareholders of record. The Fund pays dividends annually and reinvests the proceeds in additional shares of the Fund at net asset value per share. Distributions of any net realized capital gains are made at least annually.

Tax Information

     Since the Fund's shareholders are the separate accounts, which act through the insurance company that issued your variable annuity contract, the tax treatment of dividends and distributions will depend on the tax status of the participating insurance company. Accordingly, no discussion is included as to the federal personal income tax consequences to you, the policyholder. For this information, you should consult the prospectus of the separate account and read the discussion of the federal income tax consequences to variable annuity contract owners.

                                LEGAL PROCEEDINGS

     Neither the Fund nor its investment adviser, sub-advisers or underwriter is a party to any material pending legal proceedings that are likely to have a material adverse effect on the Fund or the ability of the adviser, subadviser or underwriter to perform in accordance with its agreement with the Fund.

                              FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the financial performance of the Fund for the past five years. Certain information reflects financial results for a single accumulation unit of the Fund. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. Total return and ratio of expenses for the Fund include only the Fund's management fee. This information does not reflect insurance contract charges and expenses that may be incurred at the separate account level. The total return would be lower if the separate account charges were reflected in the financial highlights.

     The information provided below and the 2005 financial statements of Dual Strategy Fund have been audited by KPMG LLP. The 2005 financial statements are included in the Fund's Statement of Additional Information, accompanied by KPMG's report. The Fund's Statement of Additional Information is available upon request.

                                                                    Dual Strategy Fund
                                                                 Years Ended December 31,
                                            --------------------------------------------------------------------
                                            2005           2004            2003            2002          2001
                                            ----           ----            ----            ----          ----
Accumulation Unit value,
  beginning of period                       10.124          9.453          7.620          $10.259       $11.713
                                            ------         ------         ------          -------       -------
Net investment income                        0.116          0.129          0.101            0.091         0.107
Net realized and unrealized gain
  (loss) on securities                       0.251          0.640          1.829           (2.657)       (1.437)
                                            ------         ------         ------          -------       -------
Distributions - Investment Income           (0.129)        (0.098)        (0.097)          (0.073)       (0.124)

Distributions - Capital Gains                    -              -              -                -             -
                                            ------         ------         ------          -------       -------
  Total Distributions                       (0.129)        (0.098)        (0.097)          (0.073)       (0.124)
                                            ------         ------         ------          -------       -------
Total from investment operations             0.238          0.671          1.833           (2.639)       (1.454)
                                            ------         ------         ------          -------       -------
Accumulation Unit value,
  end of period                             10.362         10.124         $9.453           $7.620       $10.259
                                            ======         ======         ======          =======       =======
Total return                                 3.66%          8.16%         25.38%          (25.05%)      (11.33%)

RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end of period
  (000's omitted)                         $202,229       $207,392       $196,931         $159,412       $209,014
Ratio of expenses to
  average net assets                         0.50%          0.50%          0.50%            0.50%          0.50%
Ratio of net income to average net
  assets                                   1.1500%        1.3493%        1.2097%          1.0307%        1.0030%
Portfolio turnover rate                    117.47%         70.81%         56.75%           52.14%         52.82%


                              FOR MORE INFORMATION

By telephone Call:              By E-mail Send your request to:
1-800-662-1106                  va.help@af-group.com

By mail Write to:               On the Internet: Although the Fund does not
American Fidelity               maintain an internet website, important Fund
Dual Strategy Fund, Inc.(R)     documents, including the Fund's Statement of
P. O. Box 25520                 Additional Information and its annual and
Oklahoma City, OK 73125-0520    semi-annual reports to shareholders, can be
                                viewed online or downloaded from the SEC's web site: http://www.sec.gov


     Additional information about the Fund is available, free upon request by contacting us, as set forth above. Upon request, we will provide the following:

Annual/Semi-Annual Reports

     Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. The Fund's annual report to shareholders includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information

     The Statement of Additional Information provides more details about the Dual Strategy Fund and its policies. A current Statement of Additional Information is on file with the SEC and is incorporated by reference into this prospectus.

     You may also obtain information about the Fund, including the Statement of Additional Information, by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by sending your request to the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request to publicinfo@sec.gov.

SEC file number: 811-08873

                                American Fidelity
                           Dual Strategy Fund, Inc.(R)

                                TABLE OF CONTENTS
                     OF STATEMENT OF ADDITIONAL INFORMATION

Introduction.................................................................1
Investment goals and policies................................................1
Management...................................................................3
Investment advisory services.................................................5
Governance policies.........................................................11
The Fund's portfolio........................................................11
Capital stock...............................................................13
Federal tax matters.........................................................13
Service providers...........................................................16
Financial statements........................................................16
Sub-advisers' proxy voting policies:
  Appendix A - Quest Investment Management, Inc.............................17
  Appendix B - The Renaissance Group LLC
    (d/b/a Renaissance Investment Management)...............................18
  Appendix C - Todd Investment Advisors, Inc................................19
  Appendix D - Wedge Capital Management LLP.................................20

AMERICAN FIDELITY
DUAL STRATEGY FUND, INC.(R)


STATEMENT OF ADDITIONAL INFORMATION
May 1, 2006

                  AMERICAN FIDELITY DUAL STRATEGY FUND, INC.(R)
                       STATEMENT OF ADDITIONAL INFORMATION
                                   May 1, 2006


     This Statement of Additional Information is not a prospectus, but it relates to the prospectus of American Fidelity Dual Strategy Fund, Inc.(R) dated May 1, 2006. You may get a free copy of the prospectus or Dual Strategy Fund's most recent annual and semi-annual reports by contacting Dual Strategy Fund by mail, telephone or e-mail.

      write to us at:               call us at:             e-mail us at:
       P.O. Box 25520              1-800-662-1106       va.help@af-group.com
Oklahoma City, OK 73125-0520

                      ___________________________________

                                TABLE OF CONTENTS


                                                                      Page
                                                                      ----

Introduction.............................................................1

Investment goals and policies............................................1

Management...............................................................3

Investment advisory services.............................................5

Governance policies.....................................................11

The Fund's portfolio....................................................11

Capital stock...........................................................13

Federal tax matters.....................................................13

Service providers.......................................................16

Financial statements....................................................16

Sub-advisers' proxy voting policies:

     Appendix A - Quest Investment Management, Inc......................17

     Appendix B - The Renaissance Group LLC
       (d/b/a Renaissance Investment Management)........................18

     Appendix C - Todd Investment Advisors, Inc.........................19

     Appendix D - Wedge Capital Management LLP..........................20


                                  INTRODUCTION

     American Fidelity Dual Strategy Fund, Inc.(R) is an open-end, diversified, management investment company established as a Maryland corporation on March 18, 1998. Dual Strategy Fund is the successor to American Fidelity Variable Annuity Fund A, which was a separate account of American Fidelity Assurance Company that managed its own investment portfolio. The original inception date for Variable Annuity Fund A was January 1, 1970. Variable Annuity Fund A was converted from a management investment company into a unit investment trust identified as "Separate Account A." Separate Account A became effective January 1, 1999, and the assets of Variable Annuity Fund A were transferred intact to Dual Strategy Fund in exchange for shares of Dual Strategy Fund.

     Shares of Dual Strategy Fund are offered only to investment company separate accounts established by insurance companies to fund variable annuity contracts.

     American Fidelity Assurance Company serves as Dual Strategy Fund's investment adviser. American Fidelity Assurance Company has engaged Quest Investment Management, Inc., The Renaissance Group LLC, Todd Investment Advisors, Inc., and WEDGE Capital Management LLP to serve as sub-advisers to Dual Strategy Fund and provide day-to-day portfolio management for Dual Strategy Fund.

                          INVESTMENT GOALS AND POLICIES

Investment Goals

     Dual Strategy Fund's primary investment goal is long-term capital growth. Its secondary investment goal is the production of income.

Fund Policies

Fundamental Investment Policies

     Dual Strategy Fund has adopted the fundamental investment policies listed below. These policies cannot be changed without approval by the holders of a "majority of the outstanding voting securities" of Dual Strategy Fund. A "majority of the outstanding voting securities" under the Investment Company Act of 1940, means the lesser of (i) 67% or more of the outstanding voting securities of Dual Strategy Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of Dual Strategy Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of Dual Strategy Fund.

          (1) Dual Strategy Fund will not invest more than 5% of the value of its assets in securities of any one issuer, except obligations of the U.S. Government and instrumentalities thereof.

          (2) Dual Strategy Fund will not acquire more than 10% of the voting securities of any one issuer.

          (3) Dual Strategy Fund will not invest more than 25% of the value of its assets in any one industry.

          (4) Dual Strategy Fund will not borrow any money except that it reserves the right to borrow from banks for emergency purposes, provided that such borrowings do not exceed 5% of the value of its assets and that there always will be asset coverage of at least 300% for all outstanding borrowings of Dual Strategy Fund.

          (5) Dual Strategy Fund will not act as an underwriter of securities of other issuers, except to the extent that Dual Strategy Fund might be construed to be a statutory underwriter by virtue of its investment in restricted securities.

          (6) Dual Strategy Fund will not invest more than 10% of the value of its assets in real estate (including shares of real estate investment trusts), securities for which there is no established market, or securities (including bonds, notes or other evidences of indebtedness) which are not readily marketable without registration under federal or state securities laws.

          (7) Dual Strategy Fund will not effect the purchase of commodities or commodity contracts.

          (8) Dual Strategy Fund will not engage in the purchase or sale of puts, calls or other options or in writing such options.

          (9) Dual Strategy Fund will not make any loans except through the acquisition of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors, whether or not publicly distributed.

          (10) Dual Strategy Fund will not invest in the securities of a company for the purpose of exercising management or control.

          (11) Although it is not intended that investments be made in securities of other investment companies, Dual Strategy Fund may make such investments up to a maximum of 10% of its assets, provided that not more than 3% of the total outstanding voting stock of any one investment company may be held.

          (12) Dual Strategy Fund will only invest in repurchase agreements in the top thirty-five U.S. banks, by deposits, that are rated at least "B/C" by Keefe, Bruyette, Woods, a national bank rating agency, or a comparable rating from a similar bank rating service. Additionally, there must be an appropriate amount of excess collateralization depending upon the length of the agreement, to protect against downward market fluctuation and Dual Strategy Fund must take delivery of the collateral. The market value of the securities held as collateral will be valued daily. In the event the market value of the collateral falls below the repurchase price, the bank issuing the repurchase agreement will be required to provide additional collateral sufficient to cover the repurchase price.

          (13) Dual Strategy Fund will not effect the short sales of securities.

          (14) Dual Strategy Fund will not make purchases on margin, except for such short-term credits as are necessary for the clearance of transactions.

          (15) Dual Strategy Fund will not make investments in high-yield or non-investment grade bonds.

          (16) Dual Strategy Fund will limit its investments in the equity securities of foreign issuers to American Depositary Receipts, other depository receipts or ordinary shares if U.S. dollar denominated and publicly traded in the United States. Dual Strategy Fund will not invest more than 35% of its assets in foreign issuers. In addition, Dual Strategy Fund will not invest more than 20% of its assets in issuers of any one foreign country. If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the value of assets will not constitute a violation of that restriction.

Non-Fundamental Investment Policies

          Dual Strategy Fund has also adopted the following non-fundamental investment policies. These policies may be changed by the board of directors without shareholder approval.

          (1) Dual Strategy Fund should generally conform to the issuer guidelines noted below with exceptions noted at the time of recommendation and variances reviewed annually:

               o A minimum market capitalization of $1 billion at the time of purchase,

               o Audited financial statements for at least three years of operation, and

               o    $50 million or more in stockholders' equity.

          (2) Although Dual Strategy Fund does not intend to engage to a large extent in short-term trading, it may make investments for the purpose of seeking short-term capital appreciation.

          (3) Dual Strategy Fund will not invest in the securities of tobacco-producing companies.

Temporary Investments

     A sub-adviser may determine that pursuing its investment strategy is inconsistent with the best interest of Dual Strategy Fund's shareholders as a result of current market and economic conditions. In this case, for temporary defensive purposes, Dual Strategy Fund may invest its assets in securities which are a direct obligation or guaranteed by the United States government and bonds, notes or other evidences of indebtedness, issued publicly or privately, of a type customarily purchased for investment by institutional investors.


                                   MANAGEMENT

Directors and Officers

     Information about each director and officer of Dual Strategy Fund is set forth below. Dual Strategy Fund's Board of Directors is responsible for overseeing the management of Dual Strategy Fund, including establishing and supervising Dual Strategy Fund's investment goals and policies, reviewing and approving Dual Strategy Fund's contracts and other arrangements, and monitoring Dual Strategy Fund's performance and operations. The officers of Dual Strategy Fund supervise daily business operations.

--------------------------------- ------------------------------------ -----------------------------------------------
                                                                       Principal Occupation(s)
                                  Position(s) Held with Fund;          During Past 5 Years; Positions with
Name, Address and Age<F1>         Length of Time Served                Affiliates; Other Directorships
--------------------------------- ------------------------------------ -----------------------------------------------
Interested Directors/Officers<F2>
---------------------------------
John W. Rex, 72                   Chairman of the Board, President,    Director and President, American Fidelity
2000 N. Classen Boulevard         Secretary and Director - Since       Assurance Company; Director and Executive
Oklahoma City, OK 73106           March 1998 (3)(4)                    Vice President, American Fidelity Corporation

David R. Carpenter, 55            Executive Vice President and         Executive Vice President, American Fidelity
2000 N. Classen Boulevard         Principal Financial Officer -        Corporation; Executive Vice President and
Oklahoma City, OK  73106          Since February 19, 2003              Treasurer, American Fidelity Assurance
                                                                       Company; Chairman, President, Chief Executive
                                                                       Officer and Treasurer , American Fidelity
                                                                       Securities, Inc.

Stephen P. Garrett, 61            General Counsel and Chief            Senior Vice President and Secretary, American
2000 N. Classen Boulevard         Compliance Officer - Since           Fidelity Corporation; Senior Vice President,
Oklahoma City, OK  73106          September 1, 2004                    Secretary and Chief Compliance Officer,
                                                                       American Fidelity Assurance Company
--------------------------------- ------------------------------------ -----------------------------------------------
Other Directors
---------------
Jean G. Gumerson, 83              Director - Since March 1998<F3><F4>  President Emeritus, Presbyterian Health
711 Stanton L. Young Blvd.,                                            Foundation
Suite 604
Oklahoma City, OK 73104

Gregory M. Love, 44               Director - Since March 1998<F3><F4>  President and Chief Operating Officer, Love's
P.O. Box 26210                                                         Development Companies
Oklahoma City, OK 73126

J. Dean Robertson, D.D.S.,        Director - Since March 1998<F3><F4>  Professor Emeritus, University of Oklahoma,
  M.Ed., 88                                                            College of Dentistry
5222 North Portland
Oklahoma City, OK 73112

G. Rainey Williams, Jr., 45       Director - Since March 1998<F3><F4>  President and Chief Operating Officer, Marco
6301 N. Western                                                        Holding Corporation; Director, BancFirst
Suite 200                                                              Corporation
Oklahoma City, OK 73118
--------------------------------- ------------------------------------ -----------------------------------------------

<F1>
     As of May 1, 2006.
<F2>
     "Interested person" of Dual Strategy Fund under Section 2(a)(19) of the Investment Company Act of 1940 due to
     position as officer of the Fund.
<F3>
     Officer and/or member of Dual Strategy Fund Board of Directors since the Fund's establishment in March 1998;
     previously officer and/or member of Board of Managers of Variable Annuity Fund A, the Fund's predecessor.
<F4>
     Pursuant to Dual Strategy Fund's Bylaws and the General Corporation Law of Maryland, the Fund's directors may serve without re-election until a majority of the Board's members serve by appointment or otherwise are not elected by the Fund's shareholders.


     Dual Strategy Fund's Board of Directors has established an audit committee to consider and recommend independent auditors, review significant accounting policies and annual financial statements, and review and make recommendations regarding internal controls and financial reporting practices. The audit committee members are Gregory M. Love and G. Rainey Williams. The committee met one time in 2005.

     The Board of Directors also has established an investment committee to coordinate with the Fund's investment adviser, sub-advisers, and Board of Directors, as necessary, to generally oversee investment activity of the Fund and make policy decisions concerning investment objectives. Currently, Mr. John Rex is the only member of the investment committee. Mr. Rex met with the AFA investment committee six times in 2005.

     No officer or director of Dual Strategy Fund or American Fidelity Assurance Company receives any remuneration from Dual Strategy Fund. Members of Dual Strategy Fund's Board of Directors who are not employees of American Fidelity Assurance Company receive a fee of $750 from American Fidelity Assurance Company for each Dual Strategy Fund board meeting attended and also receive a $6,000 annual retainer. Members of the Audit Committee receive $750 for each committee meeting attended.

Control Persons

     A shareholder that owns more than 25% of Dual Strategy Fund's voting securities may be deemed to be a "control person," as defined in the Investment Company Act of 1940, of Dual Strategy Fund. A shareholder that owns more than 5% of Dual Strategy Fund's voting securities may be deemed to be a "principal holder," as defined in the Investment Company Act. American Fidelity Assurance Company, an Oklahoma corporation, is the sole shareholder of record of Dual Strategy Fund. The only person known by Dual Strategy Fund to have owned beneficially 5% or more of the Fund's shares in the last three years is American Fidelity Companies Employee Savings Plan Trust, which owned 3.86% as of April 3, 2006. The Trust's address is 2000 N. Classen Boulevard, Oklahoma City, Oklahoma 73106.

     The only officers or directors of Dual Strategy Fund who beneficially own shares of Dual Strategy Fund are Messrs. Rex and Carpenter. They are participants in the Trust and therefore beneficially own Dual Strategy Fund shares. Their beneficial ownership percentage, together, as of April 3, 2006, was less than one percent.

     Following is the dollar range of Dual Strategy Fund equity securities beneficially owned by the officers and directors of the Fund as if December 31, 2005.

       ----------------------------- --------------------------------- -----------------------------------
                                                                        Aggregate Dollar Range of Equity
                                                                          Securities in All Registered
                                                                        Investment Companies Overseen by
                                     Dollar Range of Equity Securities      Director in Family of
                 Name of Director               in the Fund                 Investment Companies
       ----------------------------- --------------------------------- -----------------------------------
       David R. Carpenter                    $10,001 - $50,000                 $10,001 - $50,000
       ----------------------------- --------------------------------- -----------------------------------
       Stephen P. Garrett                           $-0-                              $-0-
       ----------------------------- --------------------------------- -----------------------------------
       Jean G. Gumerson                             $-0-                              $-0-
       ----------------------------- --------------------------------- -----------------------------------
       Gregory M. Love                              $-0-                              $-0-
       ----------------------------- --------------------------------- -----------------------------------
       John W. Rex                             Over $100,000                     Over $100,000
       ----------------------------- --------------------------------- -----------------------------------
       Dean Robertson                               $-0-                              $-0-
       ----------------------------- --------------------------------- -----------------------------------
       G. Rainey Williams, Jr.                      $-0-                              $-0-
       ----------------------------- --------------------------------- -----------------------------------


                          INVESTMENT ADVISORY SERVICES

     The following information supplements and should be read in conjunction with the section in Dual Strategy Fund's prospectus captioned "The Fund's Advisers."

Investment Adviser

General

     American Fidelity Assurance Company provides management services and serves as the investment adviser to Dual Strategy Fund pursuant to an Amended and Restated Management and Investment Advisory Agreement. Under the Amended and Restated Advisory Agreement, American Fidelity Assurance Company assumes overall responsibility, subject to the supervision of the Fund's Board of Directors, for administering all operations of Dual Strategy Fund, including monitoring and evaluating the management of Dual Strategy Fund's portfolio by the sub-advisers on an ongoing basis. American Fidelity Assurance Company provides or arranges for the provision of the overall business management and administrative services necessary for Dual Strategy Fund's operations. American Fidelity Assurance Company is also responsible for overseeing Dual Strategy Fund's compliance with the requirements of applicable law and conformity with Dual Strategy Fund's investment goals and policies, including oversight of the sub-advisers.

Fees

     For its services to Dual Strategy Fund, American Fidelity Assurance Company receives a management and investment advisory fee of 0.50% (on an annual basis) of the average daily net assets of Dual Strategy Fund. AFA received the fees set forth below from during the last three years in connection with the advisory services it provided to the Fund. Asset Services Company, L.L.C. and InvesTrust, N.A., each of which is an AFA affiliate, received the fees set forth below in connection with services they provide to the Fund during the last three years. AFA paid 100% of the Asset Services and InvesTrust fees.

--------------------------------------- ------------ ------------ --------------
                                           2003         2004           2005
--------------------------------------- ------------ ------------ --------------
American Fidelity Assurance Company:      $868,304     $982,909     $1,005,414
--------------------------------------- ------------ ------------ --------------

Asset Services:                            $17,300      $19,750        $58,981
--------------------------------------- ------------ ------------ --------------

InvesTrust:                                $27,065      $33,144        $33,852
--------------------------------------- ------------ ------------ --------------

     American Fidelity Assurance Company supplies or pays for occupancy and office rental, clerical and bookkeeping, accounting, stationery, supplies, the expenses of printing and distributing any prospectuses, reports or sales literature in connection with the sale of Dual Strategy Fund shares, salaries and other compensation of Dual Strategy Fund's directors and officers, costs of shareholder reports and meetings, costs of any independent pricing service, the cost of any advertising, the sub-advisers' fees, custodian fees, legal and auditing fees, registration and filing fees, and all ordinary expenses incurred in the ordinary course of business.

Termination

     The Amended and Restated Advisory Agreement is terminable without penalty, on 60 days' notice, by Dual Strategy Fund's Board of Directors or by the vote of the holders of a majority of Dual Strategy Fund's shares. American Fidelity Assurance Company, the investment adviser, may not terminate the Amended and Restated Advisory Agreement without the approval of a new investment advisory agreement by a majority of the outstanding voting securities of Dual Strategy Fund. The Amended and Restated Advisory Agreement will terminate automatically in the event of its "assignment," as defined in the Investment Company Act of 1940.

Control of Investment Adviser

     American Fidelity Corporation owns 100% of American Fidelity Assurance Company. American Fidelity Corporation is controlled by Cameron Enterprises A Limited Partnership, a family investment partnership. William M. Cameron, an individual, and Lynda L. Cameron, an individual, each own 50% of the common stock of Cameron Associates, Inc., the sole general partner of Cameron Enterprises A Limited Partnership.

Sub-Advisers

General

     American Fidelity Assurance Company has contracted with Quest Investment Management, Inc., The Renaissance Group, LLC, Todd Investment Advisors, Inc., and WEDGE Capital Management LLP to serve as sub-advisers and provide day-to-day portfolio investment management services to Dual Strategy Fund.

Fees

     The Fund's investment adviser, American Fidelity Assurance Company, pays the sub-advisory fees on behalf of the Fund. All fees are on an annual basis and are a percentage of the value of the Fund's assets managed by each sub-adviser. Pursuant to their respective sub-advisory agreements:

     o Quest receives 0.425% of the first $100,000,000 of the Fund's assets under its management and 0.30% of the value of the Fund's assets under its management in excess of $100,000,000;

     o Renaissance receives 0.48% of the value of the Fund's assets under its management;

     o Todd receives 0.38% of the first $100,000,000 of the Fund's assets under its management and 0.30% of the value of the Fund's assets under its management in excess of $100,000,000; and

     o WEDGE receives 0.50% of the first $25,000,000 of the Fund's assets under its management, 0.40% of the value of the Fund's assets under its management between $25,000,000 and $100,000,000, and 0.30% of the value of the Fund's assets under its management in excess of $100,000,000.

     On September 30, 2005, the Fund terminated its sub-advisory agreement with one of its previous sub-advisers, Seneca Capital Management, LLC. Renaissance and WEDGE have served as sub-advisers to the Fund since October 3, 2005, and Quest has served as a sub-adviser to the Fund since May 1, 2006. American Fidelity Assurance Company paid the sub-advisers the following fees in connection with the sub-advisors' services to the Fund during the last three years:

----------------- ------------ ------------ -------------
                       2003         2004         2005
----------------- ------------ ------------ -------------
Quest                    N/A          N/A          N/A
----------------- ------------ ------------ -------------

Renaissance              N/A          N/A     $102,430
----------------- ------------ ------------ -------------

Seneca              $348,714     $404,318     $339,373
----------------- ------------ ------------ -------------

Todd                $333,278     $387,435     $342,416
----------------- ------------ ------------ -------------

Wedge                    N/A          N/A      $54,862
----------------- ------------ ------------ -------------

Board Approval

     The Fund's annual report to shareholders for the period ending December 31, 2005 provides additional information regarding the basis for the board of directors approving the sub-advisory agreements.

Termination

     The sub-advisory agreements will remain in effect from year to year provided such continuance is approved at least annually by Dual Strategy Fund's Board of Directors, including a majority of the members of the Board of Directors who are not interested persons, by vote cast in person at a meeting called for the purpose of voting on such approval. The agreements are terminable without penalty, on 30 days notice, by American Fidelity Assurance Company, Dual Strategy Fund's Board of Directors, or by the vote of the holders of a majority of Dual Strategy Fund's shares or, upon 30 days notice, by the sub-adviser. Each sub-adviser's agreement will terminate automatically in the event of its "assignment," as defined in the Investment Company Act of 1940.

Quest

Control of Quest

     Quest is entirely controlled and owned by current employees of the company. Monte L. Johnson, Cameron M. Johnson, and Kevin M. Johnson each own 10% or more of the company.

Quest Portfolio Managers for the Fund

     Fund assets under management by Quest are managed by the Investment Committee. The Investment Committee consists of Monte L. Johnson, Cameron M. Johnson, Gregory G. Sherwood, E. Adrian Hamilton, Garth R. Nisbet, CFA, and Douglas P. Goebel, CFA. Mr. Sherwood will be the primary contact for the Fund. Mr. M. Johnson is the founder of Quest and has 39 years of experience. Mr. C. Johnson is Chief Executive Officer and has been with Quest for 15 years. Mr. Sherwood is President and has been with Quest for 16 years. Mr. Hamilton is Vice President and has been with Quest for 10 years. Mr. Nisbet is Senior Vice President and has been with Quest less than one year. Mr. Goebel is Senior Vice President and has been with Quest 12 years.

     Quest's Portfolio Managers for the Fund are also primarily responsible for the day-to-day management of the portfolios of other Quest accounts. The number of other accounts (excluding the Fund) managed by Quest's Portfolio Managers for the Fund within each of the following categories and the total assets in the accounts as of December 31, 2005 managed within each category are:

---------------------------------- ------------------ -------------------
                                   Number of Accounts Assets in Accounts
---------------------------------- ------------------ -------------------
Registered investment companies             0                        0
---------------------------------- ------------------ -------------------
Other pooled investment vehicles           11              $99,351,319
---------------------------------- ------------------ -------------------
Other accounts                             85           $1,665,521,177
---------------------------------- ------------------ -------------------

     The number of accounts in each category and the total assets in the accounts (excluding the Fund) with respect to which the advisory fee is based on the performance of the account are:

--------------------------------- ------------------ -------------------
                                  Number of Accounts Assets in Accounts
--------------------------------- ------------------ -------------------
Registered investment companies            0                   0
--------------------------------- ------------------ -------------------
Other pooled investment vehicles           0                   0
--------------------------------- ------------------ -------------------
Other accounts                             0                   0
--------------------------------- ------------------ -------------------

     Quest believes that it has policies and procedures that are designed to reasonably prevent situations that would harm client assets. Regular review and testing of these policies and procedures provides an opportunity to examine the effectiveness of the control procedures and to correct any violations of the policies should they occur. Since Quest manages equity assets solely in a growth-style, it is improbable that a strategy conflict between the Fund and other accounts would occur. The Investment Committee oversees the investment strategy of all large capitalization growth accounts. Implementation of investment decisions by the Investment Committee is performed across all accounts within the large-cap growth strategy unless specific client guidelines prohibit such investment.

     Quest's Portfolio Managers for the Fund do not own any equity securities of the Fund.

     Quest is not a party to any material pending legal proceedings that are likely to have a material adverse effect on the Fund or the ability of Quest to perform in accordance with its agreement with the Fund.

Compensation Structure of Quest Portfolio Managers

     Compensation for the Portfolio Managers on the Investment Committee is based on a combination of salary, revenue sharing, and retirement benefits. Portfolio Managers receive a salary that is competitive with similar positions at Investment Advisory firms in the Pacific Northwest. Revenue sharing from the advisory fee revenue generated from assets under management motivates Portfolio Managers to stay with the company and contribute to its success. Retirement benefits are provided through a 401(k) and profit sharing plan with a contribution-matching feature. Portfolio Managers are not compensated based on performance.

Renaissance

Control of Renaissance

     Renaissance is directly controlled by Affiliated Managers Group, Inc., which owns more than 50% of the outstanding voting shares of Renaissance. Additionally, Renaissance is controlled by the firm's managing partners, including Michael Edward Schroer.

Renaissance Portfolio Managers for the Fund

     Michael E. Schroer, Managing Partner and Chief Investment Officer of Renaissance, is primarily responsible for day-to-day management of the portion of the fund portfolio managed by Renaissance. Mr. Schroer has 24 years of investment experience and has been with Renaissance since 1984. Mr. Schroer supervises the management and direction of Renaissance's investment research efforts as well as determining overall portfolio strategy. Prior to his service at Renaissance, Mr. Schroer was a portfolio manager with First of America Bank. Mr. Schroer is a 1980 graduate of the University of Cincinnati and earned a Master's degree from the Indiana Graduate School of Business in 1982. He was also awarded a Chartered Financial Analyst designation in 1985.

     Mr. Schroer is also primarily responsible for the day-to-day management of the portfolios of other Renaissance accounts. The number of other accounts (excluding the Fund) managed by Mr. Schroer within each of the following categories and the total assets in the accounts as of December 31, 2005 managed within each category are:

--------------------------------- ------------------ -------------------
                                  Number of Accounts Assets in Accounts
--------------------------------- ------------------ -------------------
Registered investment companies           1             $2.9 million
--------------------------------- ------------------ -------------------
Other pooled investment vehicles          0                   0
--------------------------------- ------------------ -------------------
Other accounts                           600            $1.875 billion
--------------------------------- ------------------ -------------------

     The number of accounts in each category and the total assets in the accounts (excluding the Fund) with respect to which the advisory fee is based on the performance of the account are:

--------------------------------- ------------------ -------------------
                                  Number of Accounts Assets in Accounts
--------------------------------- ------------------ -------------------
Registered investment companies           0                   0
--------------------------------- ------------------ -------------------
Other pooled investment vehicles          0                   0
--------------------------------- ------------------ -------------------
Other accounts                            0                   0
--------------------------------- ------------------ -------------------

     Neither Renaissance nor the Fund foresees any conflict of interest that may arise in connection with Mr. Schroer's management of the Fund's investments and the investments of these other accounts.

     The Renaissance Portfolio Managers for the Fund do not own any equity securities of the Fund.

     Renaissance is not a party to any material pending legal proceedings that are likely to have a material adverse effect on the Fund or the ability of Renaissance to perform in accordance with its agreement with the Fund.

Compensation Structure of Renaissance Portfolio Managers

     Mr. Schroer is a Partner in Renaissance, and he receives distributions from the company representing a percentage of the revenues. Additionally, Mr. Schroer is compensated through an equal share of the bottom line profits of the organization.

Todd

Control of Todd

     Todd is a wholly-owned subsidiary of Fort Washington Investment Advisors, Inc., which is a subsidiary of The Western and Southern Financial Group.

Todd Investment Portfolio Managers for the Fund

     The portfolio managers who are primarily responsible for the day-to-day management of the portion of the Fund's portfolio managed by Todd are Robert P. Bordogna and Curtiss M. Scott. Mr. Bordogna is Todd's Chairman and has been with Todd for 26 years. Mr. Scott is President and CEO and has been with Todd for 10 years.

     Todd's Portfolio Managers for the Fund are also primarily responsible for the day-to-day management of the portfolios of other Todd Investment accounts. The number of other accounts (excluding the Fund) managed by Todd's Portfolio Managers for the Fund within each of the following categories and the total assets in the accounts as of December 31, 2005 managed within each category are:

--------------------------------- --------------- -------------------
                                  Number of Accts Assets in Accounts
--------------------------------- --------------- -------------------
Registered investment companies<F1>      6          $121.6 million
--------------------------------- --------------- -------------------
Other pooled investment vehicles         0                 0
--------------------------------- --------------- -------------------
Other accounts<F2>                      65           $3.7 billion
--------------------------------- --------------- -------------------

<F1>
     Includes 4 ETF Funds: ETF Aggressive, ETF Moderate, ETF Conservative, and ETF Enhanced
<F2>
     The 65 accounts are all managed in the Relative Value Equity (RVE) style which is used in managing the Dual Strategy Fund

     The number of accounts in each category and the total assets in the accounts (excluding the Fund) with respect to which the advisory fee is based on the performance of the account are:

--------------------------------- ------------------ -------------------
                                  Number of Accounts Assets in Accounts
--------------------------------- ------------------ -------------------
Registered investment companies            0                  0
--------------------------------- ------------------ -------------------
Other pooled investment vehicles           0                  0
--------------------------------- ------------------ -------------------
Other accounts                             0                  0
--------------------------------- ------------------ -------------------

     Todd's Portfolio Managers for the Fund also manage the portfolio of Touchstone Large Cap Core Equity Fund, a registered investment fund that is an affiliated mutual fund of Todd.

     Todd is not a party to any material pending legal proceedings that are likely to have a material adverse effect on the Fund or the ability of Todd to perform in accordance with its agreement with the Fund.

Compensation Structure

     Todd negotiated a Short-Term Bonus Pool arrangement in 1993. The same bonus arrangement was maintained when Fort Washington bought Todd in 1999. The plan motivates Todd to grow its revenues and control expenses because it has the ability to keep up to 60% of its net profits for annual bonuses. All of Todd's employees are part of the team and benefit from this plan. All of its portfolios are managed by the investment team. There is no gold star given to individual portfolio managers because it is a team effort. The team gets rewarded. This is Todd's primary financial vehicle for attracting and keeping top-quality investment and administrative personnel.

     The portfolio managers receive a competitive salary (for the region) plus the annual short-term bonus, which is based largely on Todd's profitability and, secondarily, on how each individual contributes to the organization. The sales staff is motivated with a competitive salary and an above average industry commission program. Based on exceptional contribution, they may also be eligible to participate in the Short-Term Bonus Pool. Todd believes this method encourages all employees to support a strong team effort.

     Todd's Portfolio Managers for the Fund do not own any equity securities of the Fund.

WEDGE

Control of WEDGE

     WEDGE is an independent investment adviser owned by thirteen general partners who are actively involved in the management of the firm. Ownership interests among the partners varies from 2% to approximately 24%.

WEDGE Portfolio Managers for the Fund

     WEDGE applies a team approach to the management of the Fund, relying both on quantitative models as well as investment professional input. Mike James, John Norman, and Michael Gardner are the team members principally responsible for supervising Fund assets. Mike James and John Norman are the Fund's Portfolio Managers.

     Mike James is a founding member of WEDGE and has thirty-one years of investment experience. Mr. James is a graduate of Louisiana State University's School of Banking of the South and received his Bachelor of Arts degree from Wofford College.

     John Norman joined WEDGE in 2004 and has fourteen years of investment experience. Mr. Norman received his Bachelor of Business Administration - Finance from The College of William and Mary.

     Michael Gardner, who has been with WEDGE for fifteen years, is the principle developer of WEDGE's strategy and has twenty-eight years of investment experience. Mr. Gardner received his Bachelor of Arts degree in Mathematics from State University of New York at Binghampton and his Master of Business Administration in Finance from the University of Chicago.

     WEDGE's Portfolio Managers for the Fund are also primarily responsible for the day-to-day management of the portfolios of other WEDGE accounts. The number of other accounts (excluding the Fund) managed by WEDGE's Portfolio Managers for the Fund within each of the following categories and the total assets in the accounts as of December 31, 2005 managed within each category are:

--------------------------------- ------------------ -------------------
                                  Number of Accounts Assets in Accounts
--------------------------------- ------------------ -------------------
Registered investment companies           0                   0
--------------------------------- ------------------ -------------------
Other pooled investment vehicles          0                   0
--------------------------------- ------------------ -------------------
Other accounts                           133            $1.7 billion
--------------------------------- ------------------ -------------------

     The number of accounts in each category and the total assets in the accounts (excluding the Fund) with respect to which the advisory fee is based on the performance of the account are:

--------------------------------- ------------------ -------------------
                                  Number of Accounts Assets in Accounts
--------------------------------- ------------------ -------------------
Registered investment companies           0                   0
--------------------------------- ------------------ -------------------
Other pooled investment vehicles          0                   0
--------------------------------- ------------------ -------------------
Other accounts                            0                   0
--------------------------------- ------------------ -------------------

     During the normal course of managing assets for multiple clients of varying types and asset levels, WEDGE will inevitably encounter conflicts of interest that could, if not properly addressed, compromise the decision making process. To mitigate these conflicts, WEDGE has implemented a series of policies designed to prevent and detect conflicts when they occur. WEDGE reasonably believes these policies combined, with the periodic review and testing performed by its compliance professionals, adequately protect the assets of the Fund.

     The WEDGE Portfolio Managers for the Fund do not own any equity securities of the Fund.

     WEDGE is not a party to any material pending legal proceedings that are likely to have a material adverse effect on the Fund or the ability of WEDGE to perform in accordance with its agreement with the Fund.

Compensation Structure of WEDGE Portfolio Managers

     WEDGE has structured incentive compensation plans to reward all professionals for their contribution to the growth and profitability of the firm. General Partners are compensated via a percentage of the firm's net profitability following a peer review, which focuses on performance in their specific area of responsibility, as well as their contribution to the general management of the firm, and their importance to the firm in the future. Other investment professionals receive a competitive salary and bonus based on the firm's investment and business success and their specific contribution to that record.

                               GOVERNANCE POLICIES

Codes of Ethics

     Dual Strategy Fund, its investment adviser, its sub-advisers and its principal underwriter have each adopted a code of ethics under Rule 17j-1 of the Investment Company Act. Each of these codes of ethics permits personnel subject to the codes to invest in securities; however, personnel subject to the codes must comply with certain restrictions when purchasing securities that may be purchased or held by Dual Strategy Fund.

Proxy Voting Policies

Dual Strategy Fund

     Dual Strategy Fund has delegated all proxy voting authority to its investment adviser and sub-advisers. Information about how the fund's proxies were voted with regard to its portfolio securities during the 12-month period ending June 30, 2005 is available (1) without charge, upon request, by calling 1-800-662-1106 and (2) on the SEC's website at http://www.sec.gov.

American Fidelity Assurance Company

     As the Fund's investment adviser, American Fidelity has been delegated the authority to vote the proxies of Dual Strategy Fund's portfolio securities; however, American Fidelity has delegated this function to the Fund's sub-advisers. The proxy voting policies of Quest, Renaissance, Todd, and WEDGE are attached hereto as Appendices A, B, C, and D respectively.

                              THE FUND'S PORTFOLIO

Portfolio Turnover

     There has been a significant increase in the Fund's portfolio turnover rates over the two most recently completed fiscal years due to changes in the Fund's sub-advisers. We do not anticipate any significant variation in the portfolio turnover rate to continue past 2006; however, the sub-advisers are solely responsible for decisions to buy or sell securities held by the Fund. As a result, our portfolio turnover rate could differ materially from our expectations. An increased portfolio turnover rate generally does not result in material adverse consequences to the Fund or its shareholders; however, it does increase certain administrative costs and can impact the Fund's performance. The Fund believes that any costs associated with increased portfolio turnover rates is reasonable in light of the importance of the sub-advisers' discretion in buying and selling securities held by the Fund.

Disclosure of Portfolio Holdings

     Generally, the Fund does not disclose its portfolio securities holdings to individual investors or institutional investors, except to the extent that disclosure is made in the Fund's sales literatures, advertisement, and SEC filings. Intermediaries that distribute the Fund's shares do not receive information about the Fund's portfolio securities unless there is a legitimate business purpose for an intermediary to have such information. Additionally, the Fund generally does not disclose its portfolio holdings to third-party service providers or rating and ranking organizations except in certain circumstances if the Fund has a legitimate business purpose for doing so and believes that it is in the best interests of the Fund's shareholders. With regard to affiliated persons of the Fund, the Fund limits disclosure of portfolio holdings to affiliated persons who acquire the information in the course of performing regular duties associated with their jobs.

     A limited number of "Access Persons" of the fund, its investment adviser, and its sub-advisers obtain direct knowledge of the Fund's portfolio holdings in the course of performing regular duties associated with their jobs. Each Access Person of the Fund, its investment adviser, and its sub-advisers is subject to a Code of Ethics that restricts disclosures of the fund's portfolio holdings and prohibits personal trading based on the information. No Access Person or other personnel of the Fund or its investment adviser or sub-advisers is authorized to make disclosures about the Fund's portfolio securities in contravention of the applicable Code of Ethics. The Code of Ethics of each of the Fund, its investment adviser, and its sub-advisers restricts personal investing activities of its Access Persons, including, among other things, limiting participation in initial public offerings and private offerings, prohibiting buy or sell orders during certain blackout periods before and after covered transactions and prohibiting gifts from certain persons within the securities industry. The Fund's Board of Directors receives a certification each year from the Fund, its investment adviser, and its sub-advisers regarding the Access Persons' compliance with the applicable Code of Ethics. In the event of a conflict between the interests of the Fund's shareholders and the Fund's investment adviser, sub-advisers, or principal underwriter (or any of their affiliates), the Fund generally will decline to disclose its portfolio holdings to the extent necessary to protect the interests of its shareholders.

     The Fund discloses its portfolio holdings publicly in filings made with the SEC four times each year - in Form N-CSR and Form N-Q. The Fund's Form N-CSR is filed within 60 days of the end of the second and fourth quarters, and its Form N-Q is filed within 60 days of the end of the first and third quarters. The Fund's Board of Directors receives a copy of the N-CSR or N-Q, as applicable, at each of its quarterly meetings. In the future, the Fund may disclose its portfolio holdings in electronic form to current and prospective customers after 30 days.

     Although the Fund does not have any ongoing arrangements to make information available about the Fund's portfolio securities, as a general rule, the Fund's custodian and independent registered public accounting firm have access to the Fund's portfolio holdings at any time. In addition, from time to time, circumstances may arise that make it advisable for the Fund to divulge its portfolio holdings to selected third parties for legitimate business purposes. In such circumstances, the recipient of the information must be subject to a duty of confidentiality, and the Fund's management generally will place certain conditions or restrictions on the use of the information about its portfolio securities, including requirements that the information be kept confidential and prohibitions against trading based on the information. The Fund's management and the management of the Fund's investment adviser may authorize disclosure of the Fund's portfolio securities in the event they find such disclosure appropriate, such as disclosure for due diligence purposes to an investment adviser that is in merger or acquisition talks with the Fund's current adviser, disclosure to a newly hired investment adviser or sub-adviser prior to commencing its duties, or disclosure to a rating agency for use in developing a rating. Management of the Fund will advise the Fund's Board of Directors of any events of this nature so that the Board may determine whether additional oversight is needed in connection with the matter, including oversight of disclosure of the Fund's portfolio holdings. Neither the Fund nor its investment adviser receives any compensation or other consideration (including any agreement to maintain assets in the Fund) for making such information available.

Portfolio Transactions

     The Fund's sub-advisers are responsible for (1) decisions to buy and sell securities on behalf of the Fund, (2) selecting brokers to conduct buy/sell transactions, and (3) negotiating brokerage commissions, in each case with respect to the portion of the Fund's securities under the sub-adviser's management. None of the Fund's sub-advisers nor any of their respective affiliates may act as a broker for securities transactions for the Fund.

     In selecting brokers to conduct the fund's portfolio transactions, the sub-advisers use their best efforts to obtain the most favorable price and execution available except to the extent that they determine that a higher brokerage commission is warranted for brokerage and research services. In evaluating the overall reasonableness of brokerage commissions paid, the sub-advisers:

          o    Review the type and quality of the execution services rendered.

          o Review the quantity and nature of the portfolio transactions effected.

          o    Compare generally the commissions actually paid to brokers with
               (A) the commissions believed to be charged by other brokers for effecting similar transactions, and (B) the commissions generally charged by brokers prior to the introduction of negotiated commission rates.

          o Consider the quality and usefulness of the brokerage and research services, if any, that may be furnished by brokers.

Research services provided by brokers may be used by the sub-advisers in advising all of their clients, although not all such services may be used by the clients that paid the commissions. Conversely, however, a client of a sub-adviser may benefit from research services provided by brokers whose commissions are paid by other clients. As a result, a sub-adviser may cause clients, including Dual Strategy Fund, to pay a higher brokerage commission to a broker that provides brokerage and research services to the sub-adviser than the sub-adviser's clients would have paid to another broker that did not provide such services.

     Research services provided by brokers may include research reports on companies, industries and securities; economic and financial data, including reports on macro-economic trends and monetary and fiscal policy; financial publications; computer data bases; quotation equipment and services; and research-oriented computer hardware, software and services.

     In 2003, 2004 and 2005, Dual Strategy Fund paid brokerage commissions of $290,957, $323,083, and $479,889, respectively. The increase in brokerage commissions during this period is due, in large part, to the changes in the Fund's sub-advisers.

                                  CAPITAL STOCK

     Each issued and outstanding share of common stock of Dual Strategy Fund is entitled to participate equally in dividends and distributions declared for Dual Strategy Fund's stock and, upon liquidation or dissolution, in Dual Strategy Fund's net assets remaining after satisfaction of outstanding liabilities. The outstanding shares of Dual Strategy Fund are fully paid and non-assessable and have no preemptive or conversion rights.

     Under normal circumstances, subject to the reservation of rights explained below, Dual Strategy Fund will redeem shares in cash on the next business day after it receives a request to redeem such shares. However, the right of a shareholder to redeem shares and the date of payment by Dual Strategy Fund may be suspended for more than a day for any period during which the New York Stock Exchange is closed, other than customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for Dual Strategy Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders.

     Under Maryland law, Dual Strategy Fund is not required to hold annual shareholder meetings and does not intend to do so. At any special meeting, shareholders present or represented by proxy at the meeting are entitled to one vote for each share held.

                               FEDERAL TAX MATTERS

     The following information supplements and should be read in conjunction with the section in Dual Strategy Fund's Prospectus captioned "Distributions and Taxes."

     The following is a general and abbreviated summary of the applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code") and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisers. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and Treasury Regulations are subject to change.

Federal Income Tax Status

Regulated Investment Company

     Dual Strategy Fund intends to qualify and to continue to qualify as a regulated investment company under the Code. If the Fund qualifies as a regulated investment company, the Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders in accordance with applicable provisions of the Code. If the Fund does not qualify as a regulated investment company, it will be subject to the general rules governing the federal income taxation of corporations under the Code.

     To qualify as a regulated investment company under the Code for a taxable year, the Fund must (i) be domestically organized and registered under the Investment Company Act of 1940 at all times during the taxable year (see "Registration" below), (ii) have in effect an election to be a regulated investment company at all times during the taxable year (see "Election" below),
(iii) derive at least 90% of its gross income from certain sources (see "Sources of Gross Income" below), and (iv) diversify its assets in accordance with certain requirements (see "Diversification of Assets" below).

     To be treated as a regulated investment company under the Code for a taxable year, the Fund must (i) distribute dividends to its shareholders in accordance with certain requirements (see "Distribution of Dividends" below), and (ii) have, at the close of such taxable year, no earnings and profits accumulated in any taxable year to which the provisions of the Code pertaining to regulated investment companies did not apply (see "Earnings and Profits" below).

     This disclosure assumes that Dual Strategy Fund will qualify and be treated as a regulated investment company under the Code for each taxable year.

Registration

     The Dual Strategy Fund can qualify as a regulated investment company under the Code if it is registered under the Investment Company Act of 1940 as a management company. The Fund is currently registered under the Investment Company Act of 1940 as a management company and intends to continue such registration in future tax years.

Election

     To qualify as a regulated investment company under the Code, the Fund must file with its federal income tax return an election to be a regulated investment company. The fund has filed such an election with its federal income tax return for past tax years and intends to maintain such election for future tax years.

Sources of Gross Income

     To qualify as a regulated investment company under the Code for a taxable year, Dual Strategy Fund must generally derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership. The Fund expects that at least 90% of its gross income for each taxable year will be derived from these types of income.

Diversification of Assets

     To qualify as a regulated investment company under the Code for a taxable year, the Fund must have:

     (1) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be invested in cash, cash items (including receivables), United States Government securities, securities of other regulated investment companies, or other securities which, in respect of any one issuer, do not exceed 5% of the value of the fund's total assets and do not represent more than 10% of the outstanding voting securities of such issuer; and

     (2) not more than 25% of the value of the Fund's total assets invested in the securities (other than United States Government securities or the securities of other regulated investment companies) of (a) any one issuer, (b) two or more issuers which Dual Strategy Fund controls and which are determined, under the Treasury Regulations, to be engaged in the same or similar trades or businesses or related trades or businesses, or (c) the securities of one or more qualified publicly traded partnership.

Distribution of Dividends

     To be treated as a regulated investment company for a taxable year, Dual Strategy Fund must pay dividends equal to at least 90% of its investment company taxable income (determined without regard to its dividends paid deductions) and 90% of its net tax-exempt income. The Code requires a regulated investment company to pay a nondeductible 4% excise tax to the extent the regulated investment company does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general on an October 31 year end, plus certain undistributed amounts from the previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to achieve this objective. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

     A distribution will be treated as paid on December 31 of the current calendar year if it is declared by Dual Strategy Fund in October, November or December with a record date in such a month and paid by Dual Strategy Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Earnings and Profits

     To be treated as a regulated investment company for a taxable year, Dual Strategy Fund must not have, as of the close of such taxable year, earnings and profits accumulated in any taxable year to which the provisions under the Code relating to regulated investment companies did not apply.

Classification of Gains and Losses

     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses. However, all or a portion of the gain or loss realized for the disposition of foreign currency, non-U.S. dollar denominated debt instruments, and certain financial futures and options, may be treated as ordinary income or loss under Section 988 of the Code. In addition, all or a portion of the gain realized from the disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Code.

Adequate Diversification of Investments

     Section 817(h) of the Code requires that the investments of a segregated asset account of an insurance company be "adequately diversified" as provided therein or in accordance with U.S. Treasury Regulations in order for the account to serve as the basis for variable annuity contracts. The Fund intends to comply with applicable requirements so that the Fund's investments are "adequately diversified" for this purpose. Section 817(h) and the U.S. Treasury Regulations issued thereunder provide the manner in which a segregated asset account will treat investments in a regulated investment company for purpose of the diversification requirements. If a fund satisfies certain conditions, a segregated asset account owning shares of the fund will be treated as owning multiple investments consisting of the account's proportionate share of each of the assets of the fund. Dual Strategy Fund intends to satisfy these conditions so that the shares of the Fund owned by a separate account of a participating insurance company will be treated as multiple investments. If, however, the Fund is not "adequately diversified" within the meaning of Section 817(h) of the Code, the variable annuity contracts supported by the Fund would not be treated as annuity contracts, for any period (or subsequent period) during which the Fund is not "adequately diversified".

State Income Tax Status

     The Dual Strategy Fund is organized as a Maryland corporation. Under Maryland tax law, the Fund is not liable for any income or franchise tax in the State of Maryland if the Fund qualifies as a regulated investment company under the Code and does not have taxable income for federal income tax purposes.

Taxation of Variable Annuity Contracts

     For a discussion of the tax consequences of variable annuity contracts, you should refer to the accompanying separate account prospectus.


                                SERVICE PROVIDERS

Underwriter

     Dual Strategy Fund's shares are offered on a continuous basis by American Fidelity Securities, Inc., a wholly-owned subsidiary of American Fidelity Assurance Company. American Fidelity Securities is the sole underwriter for Dual Strategy Fund. American Fidelity Securities is also the underwriter for American Fidelity Separate Account A, American Fidelity Separate Account B, and American Fidelity Separate Account C. American Fidelity Securities receives no compensation for the sale of Dual Strategy Fund shares; however, it does receive underwriting commissions in connection with its role as underwriter of American Fidelity Separate Account A, American Fidelity Separate Account B, and American Fidelity Separate Account C.

Custodian

     InvesTrust, N.A., 5101 N. Classen Blvd., Suite 600, Oklahoma City, Oklahoma 73118, acts a custodian of the cash, securities and other assets of Dual Strategy Fund, as required by the Investment Company Act of 1940. Under its agreement with Dual Strategy Fund, InvesTrust holds Dual Strategy Fund's portfolio securities and keeps all necessary accounts and records. American Fidelity Assurance Company, the fund's investment adviser, pays all of InvesTrust's compensation for its services as custodian. InvesTrust is an indirect subsidiary of American Fidelity Corporation, which owns 100% of the fund's investment adviser. InvesTrust received $27,065, $33,144, and $33,852 for services performed with regard to the fund in 2003, 2004, and 2005, respectively.

Investment Consultant

     Asset Services Company, L.L.C., 5101 N. Classen Blvd., Suite 600, Oklahoma City, Oklahoma 73118, acts as an investment consultant for the fund and its investment adviser. Under the investment consultant agreement, from time to time, Asset Services provides certain reports and information to the Fund and its investment adviser. Asset Services is an indirect subsidiary of American Fidelity Corporation, which owns 100% of the fund's investment adviser.

     American Fidelity Assurance Company, the fund's investment adviser, pays all of Asset Services' compensation for its services as consultant. Asset Services received $17,300, $19,750, and $58,981 for services performed with regard to the fund in 2003, 2004, and 2005, respectively.

Independent Registered Public Accounting Firm; Legal Counsel

     This Statement of Additional Information contains financial statements for Dual Strategy Fund. KPMG LLP, 700 Oklahoma Tower, 210 Park Avenue, Oklahoma City, Oklahoma 73102 serves as Independent Registered Public Accounting Firm for Dual Strategy Fund.

     McAfee & Taft A Professional Corporation, 10th Floor, Two Leadership Square, 211 North Robinson, Oklahoma City, Oklahoma 73102-7103, serves as counsel to Dual Strategy Fund.

                              FINANCIAL STATEMENTS

     Following are the financial statements of Dual Strategy Fund.


             Report of Independent Registered Public Accounting Firm



Board of Directors and Shareholders
American Fidelity Dual Strategy Fund, Inc.:


We have audited the accompanying statement of assets and liabilities of American Fidelity Dual Strategy Fund, Inc. (the Fund), including the schedule of portfolio investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Fidelity Dual Strategy Fund, Inc. as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and its financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.


                                              KPMG LLP

January 20, 2006
Oklahoma City, Oklahoma

                           AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
                               Statement of Assets and Liabilities
                                        December 31, 2005

                                     Assets

Investments, at fair value (cost $188,026,898)                              $      202,559,915
Cash                                                                                    19,304
Accrued interest and dividends                                                         227,654
Accounts receivable for securities sold                                                806,875
                                                                               ----------------
                 Total assets                                                      203,613,748
                                                                               ----------------

                                   Liabilities

Accounts payable for securities purchased                                            1,384,971
                                                                               ----------------
                 Total liabilities                                                   1,384,971
                                                                               ----------------
Net assets                                                                  $      202,228,777
                                                                               ================
Composition of net assets:
     Net capital paid in on shares of capital stock                         $      197,333,928
     Undistributed net investment income                                             2,232,089
     Accumulated net realized losses                                               (11,870,257)
     Unrealized appreciation on investments                                         14,533,017
                                                                               ----------------
                 Net assets (equivalent to $10.362 per share based on
                    19,516,715 shares of capital stock outstanding)         $      202,228,777
                                                                               ================

See accompanying notes to financial statements.


                           AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
                                     Statement of Operations
                                  Year ended December 31, 2005

Investment income:
     Income:
        Dividends (net of foreign taxes paid of $12,821)                    $        3,117,762
        Interest                                                                       195,621
                                                                               ----------------
                                                                                     3,313,383
     Expenses:
        Investment advisory fees (note 2)                                            1,005,414
                                                                               ----------------
                 Net investment income                                               2,307,969
                                                                               ----------------
Realized gains on investments:
     Proceeds from sales                                                           234,439,621
     Cost of securities sold                                                       218,195,696
                                                                               ----------------
                 Net realized gains on investments                                  16,243,925
                                                                               ----------------
Unrealized appreciation on investments, end of year                                 14,533,017
Unrealized appreciation on investments, beginning of year                           25,963,139
                                                                               ----------------
                 Change in unrealized appreciation on investments                  (11,430,122)
                                                                               ----------------
                 Net increase in net assets resulting from operations       $        7,121,772
                                                                               ================

See accompanying notes to financial statements.


                                 AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
                                     Statements of Changes in Net Assets
                                   Years ended December 31, 2005 and 2004
                                                                         2005                  2004
                                                                   ------------------   -------------------
Increase in net assets from operations:
    Net investment income                                       $       2,307,969             2,657,003
    Net realized gains on investments                                  16,243,925             1,613,879
    Change in unrealized appreciation on investments                  (11,430,122)           11,385,944
                                                                   ------------------   -------------------
                Net increase in net assets resulting
                   from operations                                      7,121,772            15,656,826
                                                                   ------------------   -------------------
Distributions to shareholders (note 3):
    Investment income                                                  (2,500,000)           (2,000,000)
                                                                   ------------------   -------------------
                Total distributions to shareholders                    (2,500,000)           (2,000,000)
Changes from capital stock transactions (note 4)                       (9,785,010)           (3,195,847)
                                                                   ------------------   -------------------
                Increase (decrease) in net assets                      (5,163,238)           10,460,979
Net assets, beginning of year                                         207,392,015           196,931,036
                                                                   ------------------   -------------------
Net assets, end of year                                         $     202,228,777           207,392,015
                                                                   ==================   ===================
Undistributed net investment income                             $       2,232,089             2,424,120

See accompanying notes to financial statements.


                                            AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
                                                       Financial Highlights
                                                            2005            2004            2003             2002            2001
                                                     --------------  --------------  --------------   --------------  --------------
Net investment income                             $          0.116           0.129           0.101            0.091           0.107
Net realized and unrealized gains (losses) from
  securities                                                 0.251           0.640           1.829           (2.657)         (1.437)
                                                     --------------  --------------  --------------   --------------  --------------
                                                             0.367           0.769           1.930           (2.566)         (1.330)
Distributions - investment income                           (0.129)         (0.098)         (0.097)          (0.073)         (0.124)
Distributions - capital gains                                   --              --              --               --               --
                                                     --------------  --------------  --------------   --------------  --------------
Net increase (decrease) in net asset unit value              0.238           0.671           1.833           (2.639)         (1.454)
Net asset unit value, beginning of period                   10.124           9.453           7.620           10.259          11.713
                                                     --------------  --------------  --------------   --------------  --------------
Net asset unit value, end of period               $         10.362          10.124           9.453            7.620          10.259
                                                     ==============  ==============  ==============   ==============  ==============
Net assets outstanding, end of period             $    202,228,777     207,392,015     196,931,036      159,411,603     209,014,499

Ratios:
     Ratio of expenses to average net assets                 0.50%           0.50%           0.50%            0.50%           0.50%
     Ratio of net investment income to average
       net assets                                            1.15%           1.35%           1.21%            1.03%           1.00%
     Portfolio turnover rate                               117.47%          70.81%          56.75%           52.14%          52.82%
     Total return <F1>                                       3.66%           8.16%          25.38%          (25.05)%        (11.33)%
_______________

<F1>
     Total return figures do not reflect charges pursuant to the terms of the variable annuity contracts funded by separate accounts that invest in the Fund's shares.

See accompanying notes to financial statements.


                                      AMERICAN FIDELITY DUAL STRATEGY FUND
                                        Schedule of Portfolio Investments
                                                December 31, 2005
                                                                                  Fair Value
                                                                      -----------------------------------------
                                                   Shares or
                                                   Principal                                   Percentage of
Common stock:                                        Amount                Amount                Net Assets
                                                 ------------------   -------------------   -------------------
Apparel and Accessory Stores:
     AnnTaylor Stores Corporation<F1>                     9,500    $          327,940                    0.16%
     Nordstrom, Inc.                                     63,500             2,374,900                    1.18%
                                                                      -------------------   -------------------
                                                                            2,702,840                    1.34%
                                                                      -------------------   -------------------
Apparel & Other Finished Products:
     VF Corporation                                       5,100               282,234                    0.14%
                                                                      -------------------   -------------------
                                                                              282,234                    0.14%
                                                                      -------------------   -------------------
Building Construction:
     Centex Corporation                                  33,100             2,366,319                    1.16%
     D.R. Horton, Inc.                                    8,100               289,413                    0.14%
     KB Home                                              4,600               334,236                    0.17%
     Lennar Corporation                                  37,000             2,257,740                    1.12%
     M.D.C. Holdings, Inc.                                4,800               297,504                    0.15%
     Pulte Homes, Inc.                                   51,000             2,007,360                    0.99%
                                                                      -------------------   -------------------
                                                                            7,552,572                    3.73%
                                                                      -------------------   -------------------
Building Materials and Gardening Supplies:
     Home Depot, Inc.                                    81,500             3,299,120                    1.63%
                                                                      -------------------   -------------------
                                                                            3,299,120                    1.63%
                                                                      -------------------   -------------------
Business Services:
     Adobe Systems, Inc.                                 71,860             2,655,946                    1.31%
     Autodesk, Inc.                                      48,100             2,065,895                    1.02%
     BMC Software, Inc.<F1>                              14,900               305,301                    0.15%
     Business Objects S.A.<F1><F2>                        7,800               315,198                    0.16%
     Citrix Systems, Inc.<F1>                            11,100               319,458                    0.16%
     Cognizant Technology Solution Corp<F1>               6,800               342,380                    0.17%
     Computer Sciences Corporation<F1>                   23,000             1,164,720                    0.58%
     Deluxe Corporation                                  11,200               337,568                    0.17%
     DST Systems, Inc.-B<F1>                              5,200               311,532                    0.15%
     Fair Isaac Corporation                               6,600               291,522                    0.14%
     First Data Corporation                              22,630               973,316                    0.48%
     Fiserv, Inc.<F1>                                    47,800             2,068,306                    1.02%
     Microsoft Corporation                              153,680             4,018,732                    1.99%
     Oracle Corporation<F1>                             192,000             2,344,320                    1.16%
     SAP AG<F2>                                           7,300               329,011                    0.16%
                                                                      -------------------   -------------------
                                                                           17,843,205                    8.82%
                                                                      -------------------   -------------------
Chemicals and Allied Products:
     Air Products & Chemicals, Inc.                       4,200    $          248,598                    0.13%
     Amgen, Inc.<F1>                                     23,830             1,879,234                    0.93%
     AstraZeneca PLC<F2>                                 11,200               544,320                    0.27%
     Bristol-Myers Squibb Company                        21,300               489,474                    0.24%
     Colgate Palmolive Company                           10,300               564,955                    0.28%
     Dow Chemical Company                                24,500             1,073,590                    0.53%
     Genzyme Corporation<F1>                             26,300             1,861,514                    0.92%
     GlaxoSmithKline PLC<F2>                             10,000               504,800                    0.25%
     Lubrizol Corporation                                 6,000               260,580                    0.13%
     Merck & Company, Inc.                               15,400               489,874                    0.24%
     Novartis AG-ADR<F2>                                 14,200               745,216                    0.37%
     Pfizer, Inc.                                        46,200             1,077,384                    0.53%
     PPG Industries, Inc.                                 4,000               231,600                    0.11%
     Praxair, Inc.                                        4,800               254,208                    0.13%
     Rohm & Haas Company                                  5,600               271,152                    0.13%
     Scotts Miracle-Gro Company                           7,700               348,348                    0.17%
     Wyeth                                               41,122             1,894,491                    0.94%
                                                                      -------------------   -------------------
                                                                           12,739,338                    6.30%
                                                                      -------------------   -------------------
Communications:
     AT&T, Inc.                                          79,691             1,951,633                    0.96%
     Bellsouth Corporation                               22,800               617,880                    0.31%
                                                                      -------------------   -------------------
                                                                            2,569,513                    1.27%
                                                                      -------------------   -------------------
Depository Institutions:
     Astoria Financial Corporation                       22,100               649,740                    0.32%
     Bank of America Corporation                         47,032             2,170,527                    1.07%
     Citigroup, Inc.                                     49,900             2,421,647                    1.20%
     PNC Financial Services Group                         9,000               556,470                    0.28%
     Wachovia Corporation                                14,000               740,040                    0.37%
     Washington Mutual, Inc.                             15,100               656,850                    0.32%
     Wells Fargo & Company                               24,000             1,507,920                    0.74%
                                                                      -------------------   -------------------
                                                                            8,703,194                    4.30%
                                                                      -------------------   -------------------
Durable Goods, Wholesale:
     BorgWarner, Inc.                                     6,300               381,969                    0.19%
     Johnson & Johnson                                   37,890             2,277,189                    1.13%
                                                                      -------------------   -------------------
                                                                            2,659,158                    1.32%
                                                                      -------------------   -------------------
Eating and Drinking Places:
     Darden Restaurants, Inc.                             9,300    $          361,584                    0.18%
     McDonald's Corporation                              18,500               623,820                    0.31%
     Yum! Brands, Inc.                                   35,080             1,644,550                    0.81%
                                                                      -------------------   -------------------
                                                                            2,629,954                    1.30%
                                                                      -------------------   -------------------
Electric, Gas, and Sanitary Service:
     Consolidated Edison, Inc.                           13,500               625,455                    0.31%
     Dominion Resources, Inc.                            15,000             1,158,000                    0.57%
     FirstEnergy Corporation                             13,200               646,668                    0.32%
     FPL Group, Inc.                                     14,400               598,464                    0.30%
     Keyspan Corporation                                 18,500               660,265                    0.32%
     Sempra Energy                                       14,100               632,244                    0.31%
     Xcel Energy, Inc.                                   22,500               415,350                    0.21%
                                                                      -------------------   -------------------
                                                                            4,736,446                    2.34%
                                                                      -------------------   -------------------
Electronic and Other Electric Equipment:
     Amphenol Corporation                                 7,800               345,228                    0.17%
     Cisco Systems, Inc.<F1>                            164,000             2,807,680                    1.39%
     Emerson Electric Company                            17,000             1,269,900                    0.63%
     General Electric Company                           106,150             3,720,557                    1.84%
     Intel Corporation                                   76,700             1,914,432                    0.95%
     Linear Technology Corporation                        8,200               295,774                    0.15%
     Motorola, Inc.                                      85,000             1,920,150                    0.95%
     National Semiconductor Corporation                  71,500             1,857,570                    0.92%
     Nvidia Corporation<F1>                              64,000             2,339,840                    1.15%
     Rockwell Collins, Inc.                               6,500               302,055                    0.15%
     Tellabs, Inc.<F1>                                   29,400               320,460                    0.16%
     Texas Instruments, Inc.                             69,040             2,214,113                    1.09%
                                                                      -------------------   -------------------
                                                                           19,307,759                    9.55%
                                                                      -------------------   -------------------
Engineering, Accounting, Research, Mgmt &
Relation Services:
     Accenture Ltd.<F2>                                  11,100               320,457                    0.16%
     Moody's Corporation                                  5,100               313,242                    0.15%
                                                                      -------------------   -------------------
                                                                              633,699                    0.31%
                                                                      -------------------   -------------------
Fabricated Metal Products:
     Alliant Techsystems, Inc.<F1>                        4,200               319,914                    0.15%
     Ball Corporation                                     6,400               254,208                    0.13%
     Crane Company                                       10,500               370,335                    0.18%
     Illinois Tool Works, Inc.                           22,000             1,935,780                    0.96%
                                                                      -------------------   -------------------
                                                                            2,880,237                    1.42%
                                                                      -------------------   -------------------
Food and Kindred Products:
     Anheuser-Busch Companies, Inc.                      17,500    $          751,800                    0.37%
     Bunge Limited<F2>                                    5,600               317,016                    0.16%
     Kellogg Company                                     12,900               557,538                    0.28%
     Nestle S.A. Sponsored ADR<F2>                        7,700               575,575                    0.28%
     Pepsi Bottling Group, Inc.                          19,800               566,478                    0.28%
     PepsiCo, Inc.                                       49,500             2,924,460                    1.45%
                                                                      -------------------   -------------------
                                                                            5,692,867                    2.82%
                                                                      -------------------   -------------------
Furniture and Fixtures:
     Johnson Controls, Inc.                               4,800               349,968                    0.17%
     Masco Corporation                                   11,800               356,242                    0.18%
                                                                      -------------------   -------------------
                                                                              706,210                    0.35%
                                                                      -------------------   -------------------
General Merchandise:
     J.C. Penney Co, Inc.                                 5,600               311,360                    0.16%
     Target Corporation                                  32,800             1,803,016                    0.89%
                                                                      -------------------   -------------------
                                                                            2,114,376                    1.05%
                                                                      -------------------   -------------------
Health Services:
     Express Scripts, Inc.<F1>                           30,649             2,568,386                    1.28%
     Laboratory Corp of America Holdings<F1>              9,200               495,420                    0.24%
                                                                      -------------------   -------------------
                                                                            3,063,806                    1.52%
                                                                      -------------------   -------------------
Holding and Other Investment Offices:
     Ace LTD.<F2>                                        11,500               614,560                    0.30%
     Archstone Smith Trust                               17,800               745,642                    0.37%
     First Industrial Realty Trust                       15,600               600,600                    0.30%
     Mack-Cali Realty Corporation                        10,550               455,760                    0.23%
     Simon Property Group, Inc.                           9,500               727,985                    0.36%
                                                                      -------------------   -------------------
                                                                            3,144,547                    1.56%
                                                                      -------------------   -------------------
Home Furniture & Equipment:
     Best Buy Company, Inc.                              29,700             1,291,356                    0.64%
                                                                      -------------------   -------------------
                                                                            1,291,356                    0.64%
                                                                      -------------------   -------------------
Hotels, Other Lodging Places:
     Station Casinos, Inc.                                4,400               298,320                    0.15%
                                                                      -------------------   -------------------
                                                                              298,320                    0.15%
                                                                      -------------------   -------------------
Industrial Machinery and Equipment:
     3M Company                                          25,700    $        1,991,750                    0.98%
     Apple Computer, Inc.<F1>                            26,350             1,894,301                    0.94%
     Applied Materials, Inc.                            130,630             2,343,502                    1.16%
     Black & Decker Corporation                          26,600             2,313,136                    1.14%
     Caterpillar, Inc.                                   32,100             1,854,417                    0.92%
     CDW Corporation                                      5,200               299,364                    0.15%
     Deere & Company                                     11,500               783,265                    0.39%
     Dell Computer Corporation                           55,200             1,655,448                    0.82%
     Eaton Corporation                                    5,400               362,286                    0.18%
     Hewlett-Packard Company                             10,900               312,067                    0.15%
     International Business Machines Corporation         22,500             1,849,500                    0.91%
                                                                      -------------------   -------------------
                                                                           15,659,036                    7.74%
                                                                      -------------------   -------------------
Instruments and Related Products:
     Bausch & Lomb, Inc.                                 30,750             2,087,925                    1.03%
     Becton Dickinson & Company                          44,500             2,673,560                    1.32%
     C.R. Bard, Inc.                                     36,400             2,399,488                    1.19%
     Rockwell Automation, Inc.                           35,700             2,112,012                    1.05%
                                                                      -------------------   -------------------
                                                                            9,272,985                    4.59%
                                                                      -------------------   -------------------
Insurance Agents, Brokers & Service:
     Hartford Financial Services                          7,600               652,764                    0.32%
                                                                      -------------------   -------------------
                                                                              652,764                    0.32%
                                                                      -------------------   -------------------
Insurance Carriers:
     Aetna, Inc.                                         27,100             2,555,801                    1.26%
     Allstate Corporation                                25,000             1,351,750                    0.67%
     AMBAC Financial Group                                8,200               631,892                    0.31%
     Axa SA<F2>                                          21,600               698,328                    0.35%
     Cigna Corporation                                    4,500               502,650                    0.25%
     Health Net, Inc.<F1>                                 9,200               474,260                    0.23%
     ING Groep N.V.<F2>                                  19,800               689,436                    0.34%
     Metlife Capital Trust, Inc.                         13,300               651,700                    0.32%
     MGIC Investment Corporation                         18,000             1,184,760                    0.59%
     PMI Group, Inc.                                     14,900               611,943                    0.30%
     Progressive Corporation                             18,000             2,102,040                    1.04%
     The St. Paul Travelers Companies, Inc.              13,300               594,111                    0.29%
     Torchmark Corporation                               11,200               622,720                    0.31%
     UnitedHealth Group                                  41,540             2,581,296                    1.28%
     Wellpoint, Inc.<F1>                                 52,600             4,196,954                    2.08%
                                                                      -------------------   -------------------
                                                                           19,449,641                    9.62%
                                                                      -------------------   -------------------
Leather and Leather Products:
     Coach, Inc.<F1>                                      9,400    $          313,396                    0.15%
                                                                      -------------------   -------------------
                                                                              313,396                    0.15%
                                                                      -------------------   -------------------
Mining, Quarry Nonmetal Minerals:
     Vulcan Materials Company                             3,700               250,675                    0.12%
                                                                      -------------------   -------------------
                                                                              250,675                    0.12%
                                                                      -------------------   -------------------
Miscellaneous Manufacturing Industries:
     Siemens AG ADR's<F2>                                 4,300               368,037                    0.18%
     Tyco International, Ltd.<F2>                        12,700               366,522                    0.18%
                                                                      -------------------   -------------------
                                                                              734,559                    0.36%
                                                                      -------------------   -------------------
Miscellaneous Retail:
     Office Depot, Inc.<F1>                              10,100               317,140                    0.16%
                                                                      -------------------   -------------------
                                                                              317,140                    0.16%
                                                                      -------------------   -------------------
Nondepository Institutions:
     CIT Group, Inc.                                     13,000               673,140                    0.33%
                                                                      -------------------   -------------------
                                                                              673,140                    0.33%
                                                                      -------------------   -------------------
Nondurable Goods-Wholesale:
     Amerisource Bergen Corporation                       6,000               248,400                    0.12%
     Cardinal Health, Inc.                               17,250             1,185,937                    0.59%
     McKesson Corporation                                62,800             3,239,852                    1.60%
     Medco Health Solutions, Inc.<F1>                     1,713                95,585                    0.05%
     Nike, Inc. - Cl B                                   26,580             2,306,878                    1.14%
                                                                      -------------------   -------------------
                                                                            7,076,652                    3.50%
                                                                      -------------------   -------------------
Oil and Gas Extraction:
     Burlington Resources, Inc.                          25,124             2,165,689                    1.07%
     Diamond Offshore Drilling, Inc.                     30,800             2,142,448                    1.06%
     Eni S.p.A.<F2>                                       5,000               697,300                    0.34%
     Occidental Petroleum Corporation                    30,700             2,452,316                    1.21%
     Petro-Canada<F2>                                    17,600               705,584                    0.35%
     Pogo Producing Company                              12,500               622,625                    0.31%
     Royal Dutch Shell PLC<F2>                           11,300               694,837                    0.34%
     Statoil ASA<F2>                                     29,900               686,504                    0.34%
     Total SA<F2>                                         5,500               695,200                    0.34%
     XTO Energy, Inc.                                    36,000             1,581,840                    0.79%
                                                                      -------------------   -------------------
                                                                           12,444,343                    6.15%
                                                                      -------------------   -------------------
Paper and Allied Products:
     Bemis Company, Inc.                                  9,300    $          259,191                    0.13%
     Kimberly-Clark Corporation                          32,300             1,926,695                    0.95%
                                                                      -------------------   -------------------
                                                                            2,185,886                    1.08%
                                                                      -------------------   -------------------
Petroleum Refining and Related Industries:
     Amerada Hess Corporation                             5,400               684,828                    0.34%
     BP PLC-Spons ADR<F2>                                30,160             1,936,875                    0.96%
     Chevron Corporation                                 34,284             1,946,303                    0.96%
     ConocoPhillips                                      27,500             1,599,950                    0.79%
     Marathon Oil Corporation                            31,700             1,932,749                    0.96%
     Sunoco, Inc.                                         8,300               650,554                    0.32%
                                                                      -------------------   -------------------
                                                                            8,751,259                    4.33%
                                                                      -------------------   -------------------
Primary Metal Industries:
     Nucor Corporation                                   32,000             2,135,040                    1.06%
     Precision Castparts Corporation                      7,100               367,851                    0.18%
                                                                      -------------------   -------------------
                                                                            2,502,891                    1.24%
                                                                      -------------------   -------------------
Railroad Transportation:
     Union Pacific Corporation                           14,350             1,155,318                    0.57%
                                                                      -------------------   -------------------
                                                                            1,155,318                    0.57%
                                                                      -------------------   -------------------
Rubber & Miscellaneous Plastic Products:
     Goodyear Tire & Rubber Company<F1>                  19,000               330,220                    0.16%
                                                                      -------------------   -------------------
                                                                              330,220                    0.16%
                                                                      -------------------   -------------------
Security and Commodity Brokers:
     Lehman Brothers Holdings, Inc.                       5,000               640,850                    0.32%
     Morgan Stanley Group, Inc.                          14,400               817,056                    0.40%
     T. Rowe Price Group Inc.                            28,900             2,081,667                    1.03%
                                                                      -------------------   -------------------
                                                                            3,539,573                    1.75%
                                                                      -------------------   -------------------
Stone, Clay, Glass, Concrete Products:
     Cemex, S.A.<F2>                                      4,400               261,052                    0.13%
                                                                      -------------------   -------------------
                                                                              261,052                    0.13%
                                                                      -------------------   -------------------


                                      AMERICAN FIDELITY DUAL STRATEGY FUND
                                        Schedule of Portfolio Investments
                                                December 31, 2005

                                                                                  Fair Value
                                                                      -----------------------------------------
                                                   Shares or
                                                   Principal                                   Percentage of
Common stock:                                        Amount                Amount                Net Assets
Transportation Equipment:
     Autoliv, Inc.<F2>                                    8,800    $          399,696                    0.20%
     Boeing Company                                      32,100             2,254,704                    1.11%
     General Dynamics Corporation                         2,600               296,530                    0.15%
     Harsco Corporation                                   5,200               351,052                    0.17%
     Honda Motor Company LTD-Spons ADR<F2>               21,000               608,370                    0.30%
     Lockheed Martin Corporation                          5,100               324,513                    0.16%
     Northrop Grumman Corporation                         5,800               348,638                    0.17%
     United Technologies Corporation                     67,160             3,754,916                    1.86%
                                                                      -------------------   -------------------
                                                                            8,338,419                    4.12%
                                                                      -------------------   -------------------
                 Total common stocks
                 (cost $184,226,683)                                      198,759,700                   98.28%
                                                                      -------------------   -------------------
Short-Term Investments
     AIM Money market funds (4.232% at
        December 31, 2005)                            3,800,215             3,800,215                    1.88%
                                                                      -------------------   -------------------
                 Total short-term investments                               3,800,215                    1.88%
                                                                      -------------------   -------------------
                 Total investments
                 (cost $188,026,898)                202,559,915               100.16%
Other assets and liabilities, net                                            (331,138)                  (0.16)%
                                                                      -------------------   -------------------
                 Total net assets                                  $      202,228,777                  100.00%
                                                                      ===================   ===================
_______________

<F1>
     Presently not producing dividend income
<F2>
     Foreign investments (6.46% of net assets)

See accompanying notes to financial statements.


                   AMERICAN FIDELITY DUAL STRATEGY FUND, INC.

                          Notes to Financial Statements

                                December 31, 2005


(1)  Summary of Significant Accounting Policies

     (a)  General

          American Fidelity Dual Strategy Fund, Inc. (the Fund) is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The assets of the Fund were formerly held by American Fidelity Variable Annuity Fund A (Variable Annuity Fund A), which operated as an open-end, diversified management investment company from 1968 to 1998, and was a separate account of American Fidelity Assurance Company (AFA).

          The Fund's investment objectives are primarily long-term growth of capital and secondarily the production of income. In order to achieve these investment objectives, the Fund normally invests in a diversified portfolio consisting primarily of common stocks.

          Shares of the Fund are only available to separate accounts of AFA or other insurance companies to fund the benefits of variable annuity contracts.

     (b)  Investments

          The Fund's investments are valued based on market value quotations, when available. Investments in corporate stocks are valued by a third-party servicer, FT Interactive Data Services. Securities for which published quotations are not available are valued based on policies approved by the Fund's Board of Directors at the quotation obtained from pricing services, such as Bloomberg L.P. Short-term investments are valued on the basis of cost, which approximates market, and include all investments with maturities less than one year.

          The Fund's portfolio of investments is diversified such that not more than 5% of the value of the total assets of the Fund is invested in any one issuer and not more than 25% is invested in any one industry or group of similar industries. Management does not believe the Fund has any significant concentrations of credit risk.

          Realized gains and losses from investment transactions and unrealized appreciation or depreciation of investments are determined using the specific identification method on a first-in, first-out basis. Security transactions are accounted for on a trade-date basis.

          Dividend income is recorded on the ex-dividend date, and interest income is recorded on the daily accrual basis. For certain securities in which the exact dividend is unknown on the ex-dividend date, such as stock in foreign companies, an estimate of the dividend is recorded on the ex-dividend date, and any necessary adjustments are added to the Fund's investment income on the date the dividend is received by the Fund. Any taxes withheld by foreign governments or any foreign exchange experience (gains or losses) incurred by investment in such securities are paid by the Fund and are recorded as reductions of dividend income.

          The Fund intends to make income and capital gains distributions, if any, on an annual basis. All distributions will be reinvested in additional shares of the portfolio at net asset value.

          In 2005, the cost of purchases and proceeds from sales of securities, other than short-term securities, was $228,439,777 and $234,439,621, respectively, net of brokerage commissions.

          The gross unrealized appreciation and depreciation on investments at December 31, 2005 for financial reporting purposes were $21,676,899 and $7,143,882, respectively. For federal income tax purposes, the cost, unrealized appreciation, and unrealized depreciation were $189,826,407, $21,676,899, and $8,943,391, respectively, at December
          31, 2005.

     (c)  Income Taxes

          Management of the Fund believes that the Fund will continue to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code (the Code). Qualification as a regulated investment company relieves the Fund of any liability for federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code. The Fund's policy is to comply with all sections of the Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income taxes is thus required.

          At December 31, 2005, the Fund had capital loss carryovers of $10,070,748 expiring in 2011. The Fund's board of directors does not intend to distribute any realized gain distributions until the carry forwards have been offset or expired.

          Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

          On the statement of assets and liabilities, no permanent book-to-tax differences were recorded as of December 31, 2005 for undistributed net investment income, accumulated net realized loss, or unrealized appreciation on investments.

     (d)  Use of Estimates

          The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

     (e)  Distributions to Shareholders

          Distributions to shareholders are recorded on the ex-dividend date.

(2)  Transactions With Affiliates

     The Fund receives advisory services under a management and investment advisory agreement with AFA that provides for fees to be paid to AFA at an annual rate of 0.50% of the Fund's average daily net assets. AFA has engaged three subadvisors who receive fees based on a percentage of the Fund's daily net assets. The subadvisors' fees are paid by AFA.

     AFA pays all other expenses of the Fund except investment advisory fees and brokerage fees. The Fund will not reimburse AFA at a later time for any such amounts.

     Certain officers and directors of the Fund are also officers and directors of AFA.

(3)  Distributions to Shareholders

     On November 15, 2005, a distribution of $0.1287 per share was declared from ordinary income, which amounts to $2,500,000. On November 14, 2004, a distribution of $0.0981 per share was declared from ordinary income, which amounted to $2,000,000.

(4)  Changes From Capital Stock Transactions

     As of December 31, 2005, 200,000,000 shares of $0.001 par value capital stock were authorized.

     Transactions in capital stock were as follows:

                                                             Shares                               Amount
                                             ----------------------------------   ----------------------------------
                                                  2005              2004               2005              2004
                                             ----------------  ----------------   ----------------  ----------------
Shares sold                                        302,534           459,151    $     3,034,975         4,385,025
Shares issued in reinvestment of
    dividends and distributions                    247,819           202,675          2,500,000         2,000,000
                                             ----------------  ----------------   ----------------  ----------------
                                                   550,353           661,826          5,534,975         6,385,025
Shares redeemed                                 (1,518,124)       (1,010,583)       (15,319,985)       (9,580,872)
                                             ----------------  ----------------   ----------------  ----------------
    Decrease in net assets derived
       from capital stock transactions            (967,771)         (348,757)   $    (9,785,010)       (3,195,847)
                                             ================  ================   ================  ================

                                                                      APPENDIX A

                               Proxy Voting Policy

                        Quest Investment Management, Inc.
                    Written Statement of Proxy Voting Policy

Background
----------

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Investment Advisers Act to

     (a) Adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients. These policies must include how material conflicts that may arise between the adviser and those of the adviser's clients are addressed.

     (b) Disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities.

     (c) Summarize for clients the adviser's proxy voting policies and procedures and, upon request, furnish a copy to clients.

General Statement
-----------------

Quest Investment Management, Inc. (Quest) acknowledges that as a fiduciary under the Employment Retirement Income Security Act (ERISA), Quest has the responsibility to manage assets in the best interests of pension trust participants and beneficiaries. Quest recognizes that proxies have economic value and proxies are voted solely in the best interest of the trust participant. In evaluating proxy voting matters, Quest considers those factors that may affect the value of the trust's investment and aims to vote in a fair manner in the best interest of trust participants or beneficiaries. The interest of trust participants will be paramount to those of Quest Investment Management.

Administration of Proxy Voting by Quest
---------------------------------------

     A)   Responsibility

          1) Douglas Goebel, Vice President of Quest, has the responsibility for the implementation and monitoring of Quest's proxy voting policy, practices, disclosures and record keeping.

          2) It shall be the responsibility of Monte L. Johnson, President, Quest Investment Management, Inc., to affirm that the proxy voting is in compliance with the Securities and Exchange Commission, Department of Labor, Trust guidelines and Quest policy.

     B)   Procedures

          Quest has adopted procedures to implement the firm's policy and monitors its practices to ensure that the firm's policy is observed, properly implemented, amended and updated as appropriate.

          1) Mr. Goebel shall receive a proxy from the trust custodian for each stock investment as of date of record. It is the responsibility of the trust custodian to deliver proxy materials in a timely manner. Quest utilizes ProxyEdge (Investor Communication Services division of ADP) for institutional proxy management. All employees shall forward any proxy materials received on behalf of clients to Mr. Goebel. Unless explicitly stated in the client guidelines or advisory contract, Quest will vote proxies for all accounts under management for which it receives a fee for advisory services, including sub-advisory or wrap accounts. In some cases, clients may elect to retain proxy voting authority.

          2) Mr. Goebel will determine which client accounts hold the security to which the proxy relates.

          3) Absent material conflicts, Mr. Goebel will determine how Quest should decide how each proxy item should be voted in accordance with applicable voting guidelines. Votes will be recorded for record keeping purposes and communicated to solicitor via ProxyEdge software.

          4) Proxies deemed by Mr. Goebel to be high-impact, potentially contentious issues or issues where material conflicts of interest may arise will be presented to the Quest Investment Committee for voting decisions. Procedures for dealing with conflicts of interests are outlined in section E below. Examples of high-impact, potentially contentious issues would include, but not be limited to, the following matters:

               |X| Corporate governance matters (changes in state of incorporation, mergers, corporate restructurings, anti-takeover provisions)

               |X|  Changes to capital structure

               |X|  Stock option plans and management compensation issues

               |X|  Social and corporate responsibility issues.

          Decisions evolve around factors that may affect the value of the trust's investment and may not subordinate the interests of participants to unrelated objectives. Members of the Quest Investment Committee shall be experienced and trained in security analysis and portfolio management.

          5) Any contact by vote solicitors shall be required to be in writing and shall be reviewed by the Quest Investment Committee.

          6) Quest shall treat each proxy as an asset of the trust and shall maintain a high level of confidentiality, except for trustees and/or their representatives, as to voting decisions.

          7) Proxies shall be voted in a timely manner before the meeting date so that submitted votes will be valid.

          8) Mr. Goebel is responsible to monitor the effectiveness of any third-party entity contracted to assist in the proxy management process. Any deficiencies in the performance of a contracted entity will be reported to the Chief Compliance Officer so that a determination may be made if any action is necessary.

     C)   Voting Guidelines

          1) In the absence of specific voting guidelines from the client, Quest will vote proxies in the best interests of each particular client. Quest's policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on Quest's voting authority in the same manner that they may place such restrictions on the actual selection of account securities

          2) Quest will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by auditor's non-audit services.

          3) Quest will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights.

          4) In reviewing proposals, Quest will further consider the opinion of management, the effect on management, the effect on shareholder value and the issuer's business practices.

     D)   Recordkeeping

          Mr. Goebel shall retain the following proxy records in accordance with SEC's five-year retention requirement.

          1) Each proxy statement received and a record of how proxies are voted

          2) Any created document that was material to making a decision on how to vote a proxy or that memorializes that decision.

          3) A copy of each written request from a client for information on how Quest voted such client's proxies and a copy of any written response.

          4)   Policies, procedures and any amendments.

     E)   Conflicts of Interest

          1) Mr. Goebel will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Quest with the issuer of each security to determine if Quest or any of its employees has any financial, business or personal relationship with the issuer.

          2) If a material conflict of interest exists, the Chief Compliance Officer, Mr. Monte Johnson, will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation. The interests of Quest's clients are paramount to those of Quest. This is the overriding principle in resolving material conflicts of interest on proxy matters.

          3) In general terms, examples of potential conflicts of interest include, but are not limited to, the following:

               o The advisor or related company manages the pension plan for a company soliciting proxies.

               o The advisor or related company administers the employee benefit plan for a company soliciting proxies.

               o The advisor or related company provides brokerage, underwriting, insurance or banking services for a company soliciting proxies.

               o The advisor or related company manages money for an employee group.

          4) It is the opinion of Quest Investment Management that the occurrence of such conflicts of interest would be infrequent due to the nature of Quest's business (i.e., no related companies providing brokerage, banking, etc.) and the composition of Quest's client list (i.e., primarily individuals, Taft-Hartley pensions and endowments).

          5) Quest will maintain a record of the voting resolution of any conflict of interest.

     F)   Client Requests for Information

          1) All client requests for information regarding proxy votes, policies, or procedures received by any employee shall be forwarded to Mr. Monte Johnson.

          2) In response to any request, Mr. Goebel will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Quest voted the client's proxy with respect to each proposal about which the client inquired.

     G)   Disclosure

          Quest will provide conspicuously displayed information in its disclosure document summarizing this proxy policy and procedures, including a statement that clients may request information regarding how Quest voted a client's proxies and that clients may request a copy of these policies and procedures.

                                                                      APPENDIX B

                               Proxy Voting Policy

                            The Renaissance Group LLC
                    (d/b/a Renaissance Investment Management)

                      Proxy Voting Policies and Procedures
                                 September 2005


I.   Policy

     Proxy voting is an important right of shareholders and reasonable care and diligence must be taken to ensure that such rights are properly and timely exercised. When Renaissance has discretion to vote the proxies of its clients, it is obligated to vote solely in the best interest of clients.

II.  Voting Guidelines

     In the absence of specific voting guidelines from a client, Renaissance will vote proxies in the best interest of the client.

     The key objectives of the following policies and procedures recognize that an issuer's management is entrusted with the day-to-day operations and longer term strategic planning of that issuer, subject to the oversight of its board of directors. While "ordinary business matters" are primarily the responsibility of management and should be approved solely by the issuer's board of directors, these objectives also recognize that the shareholders must have final say over how management and directors are performing, and how shareholders' rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

     The following is a compilation of the most common and recurring proxy issues and guidelines stating the Firm's proxy voting policy and position, generally, on such issues. Each proxy is reviewed separately and considered on its merits. The Firm reserves the right to vote in whatever manner is in the best interest of the clients.

     1.   Management Proposals

          A.   Election of Directors

               We generally support management recommendations for directors. But, we may oppose the management slate or individual directors if we believe the election of any director is not in the best interest of the shareholders.

          B.   Selection of Auditors

               We will support the selection of auditors we know to be competent, but may vote against any whose integrity or objectivity has come into question.

          C.   Classified Board

               We typically oppose classified boards because they reduce shareholders' ability to effect change.

          D.   Limiting Shareholders' Rights to Call Special Meetings

               We may support limitations on shareholders' rights to call special meetings, but we typically oppose the total elimination of such rights.

          E.   Limiting Shareholders' Right to Act by Written Consent

               We typically support reasonable limitations on the use of written consent, but typically oppose the total elimination of that right.

          F.   Increase in Authorized Common Stock

               We generally support the authorization of additional common stock if the company provides a detailed, satisfactory explanation of its plans for the stock in the proxy statement.

          G.   Blank Check Preferred Stock

               We generally support the creation of blank check preferred stock, or the authorization of additional shares, but may oppose such authorization if the company has authorized shares that are still unissued and has not made a case for the addition.

          H.   Supermajority Vote Requirements

               We typically oppose all supermajority voting requirements because they may be counter to the principle of majority rule.

          I.   Considering Non-Financial Effects of a Merger Proposal

               We generally oppose proposals that allow or require boards to consider the non-financial effects of a merger. As a fiduciary, it is our duty to vote in the best economic interest of the shareholders.

          J.   Director Liability and Indemnification

               We typically support efforts by the company to attract the best possible directors and officers and, therefore, generally support limiting liability.

          K.   Stock Option Plans

               Because of the complexity and the variance in company stock option plans, it is necessary to look at the terms, coverage, and possible dilution of the shareholders value in each plan and vote accordingly

          L.   Reincorporation

               We generally support reincorporation where there are valid business reasons for the move.

          M.   Mergers, Restructuring, Spin-offs

               Since these transactions involve a change in control of the company's assets, they must be decided on a case by case basis. We generally support management on these issues where there is a demonstrable chance for stock appreciation.

     2.   Corporate Governance

          A.   Poison Pill Proposals

               Poison pill proposals will be decided on a case-by-case basis. We may support the adoption of a poison pill if management can make a case as to why it is needed and the terms of the proposal are in the best economic interests of the shareholders.

          B.   Confidential Voting

               We generally support confidential voting.

          C.   Anti-greenmail Proposals

               We generally support anti-greenmail proposals because greenmail discriminates against shareholders other than the greenmailer and may result in a decreased stock price.

          D.   Equal Access to the Proxy Material

               We typically support resolutions calling for equal access to company proxy materials, but our support will turn on the ability to screen out frivolous resolutions and to ensure that the proxy statement will remain of reasonable length for responsible consideration of shareholders.

          E.   Golden Parachutes

               We may support resolutions seeking shareholder approval of golden parachutes where a company has compensation packages that are unreasonably high.

          F.   Cumulative Voting

               We generally support cumulative voting.

     3.   Social Responsibility Shareholder Proposals

          With respect to social issues, we believe that in the long run, a company's business and performance will suffer if it is unresponsive to shareholder attitudes and values. We will look at the impact of the proposal on share value when considering our vote. We generally will support management's position on these issues.

III. Proxy Voting Procedures

     In an effort to manage the process of information gathering and voting proxies, the Firm has outsourced proxy voting to Institutional Shareholder Services ("ISS"), a leading provider of proxy voting and corporate governance services. All issuer's proxy ballots are sent directly to ISS from the custodians. ISS researches the proxy issues and provides a voting recommendation based upon its own proxy-voting manual and guidelines utilized consistently among all clients (a summary of the ISS proxy voting manual may be obtained upon request), and administer voting each proxy. Renaissance accesses this information via the Internet and determines if the Firm agrees with the recommendations made by ISS. Ultimately, Renaissance maintains the right to determine the final vote.

     Renaissance portfolio managers will conduct a periodic review to ensure that ISS has voted all eligible clients' proxies according to the guidelines. In addition, account administrator will periodically verify that ISS has received all clients' proxies from the custodians.

IV.  Conflicts of Interest

          (1) The Firm is not presently aware of any material conflicts. However, should such conflicts arise, Renaissance will identify the conflicts that exist between the interests of Renaissance and its clients. This examination will include a review of the relationship of Renaissance and its affiliates with the issuer of each security (and any of the issuer's affiliates) to determine if the issuer is a client of Renaissance or an affiliate of Renaissance or has some other relationship with Renaissance or a client of Renaissance.

          (2) If a material conflict exists, Renaissance will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client. Renaissance will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the Firm will give the clients the opportunity to vote their proxies themselves. In the case of ERISA clients, if the advisory agreement reserves to the ERISA client the authority to vote proxies when Renaissance determines it has a material conflict that affects its best judgment as an ERISA fiduciary, Renaissance will give the ERISA client the opportunity to vote the proxies themselves, or special ERISA proxy voting procedures must provide for a pre-determined voting policy that eliminates the discretion of Renaissance when voting proxies if such a conflict exists.

V.   Disclosure

          (1) Renaissance will provide to client with disclosure that clients may contact the Firm to obtain information on how Renaissance voted such client's proxies, and to request a copy of these Proxy Voting Policies and Procedures. If a client requests this information, the Firm will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how Renaissance voted the client's proxy.

          (2) A summary of these Proxy Voting Policies and Procedures will be offered to clients, and will be updated whenever these policies and procedures are updated. Renaissance will arrange for a copy of this summary to be offered to all existing clients either as a separate mailing or along with a periodic account statement or other correspondence sent to clients.

VI.  Recordkeeping

     The Account Administrator will maintain files relating to Renaissance's proxy voting procedures in the office. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the office premises. Such records are maintained for the benefit of the Firm's clients and are available to clients upon request. Records of the following will be included in the files:

          (1) Copies of these Proxy Voting Policies and Procedures, and any amendments thereto.

          (2) A copy of any document Renaissance created that was material to making a decision how to vote proxies, or that memorializes that decision.

          (3) A copy of each written client request for information on how Renaissance voted such client's proxies, and a copy of any written response to any (written or oral) client request for information on how Renaissance voted its proxies.

          (4) As Renaissance has access to proxy statements and records of each vote cast via the ISS Proxymaster website on the Internet, Renaissance will not maintain paper copies of those records in the office.

           Summary of Renaissance's Proxy Voting Policy and Procedures

     Renaissance has a responsibility to vote certain proxies of client securities under its management. All proxies with respect to client securities are voted by the Firm unless the client has reserved that responsibility to itself and has so notified the Firm in writing.

     Renaissance, when voting the proxies of client securities, is obligated to vote solely in the best interest of clients.

     Renaissance has contracted Institutional Shareholder Services ("ISS"), a leading provider of proxy voting and corporate governance services, to provide research on corporate governance issues and corporate actions, make proxy vote recommendations, and handle the administrative functions associated with the voting of client proxies. While ISS makes the proxy vote recommendations, Renaissance retains the ultimate authority on deciding how to vote, as the Firm monitors and considers each such recommendation. In general, it is Renaissance's policy to vote in accordance with ISS's recommendations. However, in the event that Renaissance disagrees with ISS's proxy voting recommendations and eventually votes on the Firm's decision, our rationale will be internally documented.

     If a client has instructed Renaissance to vote its proxies and would like to obtain information on how they were voted, or would like a copy of Renaissance's Proxy Voting Policies and Procedures, please contact Mr. Kevin Patton at (513) 723-4582 or by mail at 625 Eden Park Drive, Suite 1200, Cincinnati, OH 45202.


                                                                      APPENDIX C

                               Proxy Voting Policy

                         Todd Investment Advisors, Inc.

                      TODD INVESTMENT ADVISORS INCORPORATED
             101 S. 5TH ST., SUITE 3160, LOUISVILLE, KENTUCKY 40202
    (502) 585-3121 o (888) 544-8633 o FAX (502) 585-4203 o toddinvestment.com

              Proxy Voting Guidelines for Todd Investment Advisors
              ----------------------------------------------------
                              (An Evolving Process)
                              ---------------------

PHILOSOPHY: When we vote proxies for our clients, the guiding principle is that they will be voted solely in the best long-term interests of our shareholders. The only exceptions permitted are those stipulated by a client.

INTRODUCTION: We call our proxy guidelines an evolving process because that is exactly what it has been and will continue to be. New issues come up each year in many areas, including social awareness. New laws, such as Sarbanes-Oxley in 2002, come into play. We also employ Institutional Shareholder Services to help us sort through some of the more opaque issues.

                            Guidelines on Key Issues
                            ------------------------

Election of Directors
---------------------
This used to be the simplest of all votes for company managements. Then we started linking up company performance and accountability or the lack thereof. Now we vote much more deliberately on the election of directors.

     o We prefer that all directors be elected annually. However, if a proxy comes up where no-one is challenging a staggered board, we will vote for the board.

     o Proposals seeking to end the staggered election of directors. Generally speaking, we vote for such resolutions, which is often a vote against management. Staggered boards are often used to thwart takeover bids and are, therefore, contrary to shareholder interests.

     o In the 2000-2001 proxies, there was a flurry of proposals to nominate at least two candidates for each open board position. The theory is that it will give shareholders a choice. The reality is it would be particularly burdensome for many companies where it is often difficult to find one qualified person for each board slot. Boards of Directors are not a democracy, and we do not expect companies to treat them as such.

     o Requiring a majority of independent directors on the board. When we find boards of large companies composed largely of non-independent directors, we tend to vote for resolutions requiring a majority of independent directors. We should also note even boards with high outsider-to-insider ratios can stumble badly as evidenced by Enron and Tyco.

     o Key committees, such as Nominating, Audit and Compensation, should be made up entirely of non-affiliated directors, which are those who have no ties to management other than their positions as directors. We especially look askance at directors who receive fees from the companies and their subsidiaries.

     o Several proposals have been put forth in some of the proxies we have read requiring all board members to be independent. We believe this is totally impractical and tend to vote against such resolutions. It is sufficient to us that the majority of the board members are independent and that all members of key committees are independent.

     o Some board members make a career out of serving on other boards. Typically, we vote against board members who serve on more than six boards, and we will vote against members of management serving on their own boards when they serve on more than three outside boards.

     o We do not vote for directors who have not attended at least 75% of aggregate board and committee meetings.

Diversity
---------
     o At a minimum, we expect to see every publicly-held company we own have some female members on their board and at least some racial diversification.

Separation of Chairman and CEO Positions
----------------------------------------
     o Generally speaking, we prefer to see the two positions separated because one of the board's primary responsibilities is to represent the interests of the shareholders and to oversee management and instill accountability. Conflicts of interest arise when one person holds both positions. However, if a company is performing without controversy and has governance structures in place that can counterbalance the combination, then we do not support splitting the jobs.

Stock Ownership
---------------
     o We prefer all incumbent directors own company stock, and the greater the percentage the better since directors then have a greater interest in voting for measures that benefit the company.

Certification of Auditors
-------------------------
     o Typically, we vote against auditors who receive consulting fees more than 30% of their audit fees. Obviously, if we are dealing with small companies and small amounts of money, that may make a difference. What that says is we retain some flexibility on this issue.

     o In January, 2003, the SEC approved new disclosure standards that embody four fee categories: audit fees, audit-related fees, taxes, and all other fees. This rule went into effect after December 15, 2003. We apply a 30% limit on the "all other fees."

Approving Long-Term Incentive Plans
-----------------------------------
We prefer that all stock incentive plans be limited to restricted stock or other truly long-term incentive plans. However, we recognize that short-term incentive plans do have a place in providing key executives with a balanced compensation program.

Short-Term Incentive Plans
--------------------------
     o Short-term incentive awards tend to run the gamut, but where the requirements for receiving the awards are clearly spelled out, we will generally be supportive. Obviously, if it is stock options, we will look at the dilution that such incentives might create.

     o When companies clearly outline the requirements for achieving short-term incentive awards, we will be supportive as long as purchasers must pay cash for the stock. We will vote against any incentive plans where the company loans money to participants or guarantees the debt of the participants.

     o Generally speaking, we will vote against any such plan when the additional dilution exceeds 3%. However, we may modify our rule depending on the industry. For instance, it might be reasonable to allow for somewhat higher dilution in more volatile industries, such as technology, while at the same time limiting the percentage of dilution in more stable industries, such as food, beverage, or utilities.

     o We will vote against plans where the options are concentrated in the top five executives. We will vote against such plans where the distribution of options is not spelled out. We have established a maximum of 30% for the top five executives. It is illogical to think that a short-term incentive plan is an incentive for other members of the company when the options are concentrated in a handful of executives.

     o We oppose any stock option plans where the repricing of the options is not expressly prohibited. However, we have seen some novel approaches to the issue of repricing options, such as the one put forth by ADC Telecommunications, Inc. in its 2003 proxy statement. It specifically excluded the top five executives from repricing and offered an exchange program with a sliding scale, depending on the original exercise price. This would have substantially reduced the exercisable number of shares. We felt the give-up merited a favorable vote on the proxy.

Expensing of Options
--------------------
     o We support resolutions requiring the expensing of options. We are considering a veto on all stock option proposals if the company does not expense the options. We believe that stock options should be expensed along with other forms of compensation, even though the Financial Accounting Standards Board (FASB) does not currently require it. Managements will often claim that the expensing of stock options raises a number of difficult issues, including how to value stock options accurately. However, there is enough leeway in the calculation of the fair value of options that a company could find a method that is appropriate for its circumstances.

Shareholder Approval for all Severance Agreements
-------------------------------------------------
This is an item that has come up increasingly because of the generosity of some companies to outgoing senior members of management. In our opinion, General Electric's farewell package to Jack Welsh was a prime example of over-the-top generosity. We find in most cases severance packages for outgoing senior members of management are clearly at variance with shareholders' interests. Consequently, we tend to support resolutions requiring shareholder approval for all severance agreements.

Super-Majority Voting Requirements
----------------------------------
Companies occasionally put in super-majority voting requirements to make it more difficult for their companies to be taken over by other companies. Such proposals are simply different versions of poison pills, which make it too costly for an acquiring company to take over companies with such restrictions. We vote for shareholder resolutions favoring the elimination of super-majority voting requirements.

Poison Pills
------------
Poison pills are just another device used by managements to insulate themselves from the threat of a change in control. Poison pills reflect an unacceptable transfer of shareholder rights to managements. The rationale for poison pills (to protect an acquirer from taking over the company at an unreasonably low price) is tenuous at best. We support resolutions that seek shareholder approval for existing pills or any that are adopted between annual meetings. We vote for such resolutions even when acquirer proposals are voted on only by independent directors, as was the case with Caterpillar in 2003.

Removing Genetically-Engineered Ingredients from a Company's Products
---------------------------------------------------------------------
Typically, we recommend a vote against such shareholder resolutions. The scientific community is clearly divided in its opinion regarding long-term safety of genetically-modified products. The hysteria surrounding such products is often created for political purposes with little regard to the extraordinary contribution such products have made in saving lives, not to mention the improvement in farming efficiency. Requiring companies to take such actions, when there clearly is no scientific evidence, is counterproductive.

Resolutions Designed to Prohibit Companies from Making Political Contributions
------------------------------------------------------------------------------
Many resolutions regarding prohibitions against companies making political contributions have so many elements to them that we generally find them objectionable on one of those elements and hence have to reject the entire resolution. If proposals are limited to requesting disclosure of the company's political contributions and prohibiting the solicitation of PAC contributions from employees, we will be inclined to support them. However, adoption of zero tolerance contribution policies would prevent the companies from making political contributions of any kind. There can be no question that business and politics are closely intertwined, and companies should have the option to represent their interests to elected officials. If a company was prohibited from doing so, the company could be placed at a competitive disadvantage. Hence, in voting on resolutions of this sort, it is very important to see how broad the resolutions are and how draconian they might be.

Resolutions Endorsing the Principles Espoused by the Coalition for Environmentally Responsible Economies (CERES)
------------------------------------------------------------------
Many blue chip companies already support the CERES Principles, which were originally known as the Valdez Principles (after the infamous Alaskan oil spill for which Exxon shouldered the blame). The CERES Principles are a comprehensive set of standards that obligate signatories to work toward (1) protection of the biosphere; (2) sustainable use of natural resources; (3) reduction and safe disposal of waste; (4) energy conservation; (5) risk reduction; (6) safe goods and services; (7) environmental restoration; (8) informing the public; (9) management commitment to the environment; and (10) audits and reports. As such, it is both comprehensive and time-consuming. Many companies endorse the objectives of the resolution and, in fact, already comply but for one reason or another are reluctant to sign onto the program. If a company has a program in place that already does those things that the CERES Principles espouses but does not want to sign on for the CERES Principles, we are inclined to vote for the resolution. The reason we support such resolutions is that the weight of more companies adds to the body of opinion that supports good environmental practices. Again, we need to look at it on a case-by-case basis, but generally speaking, we support the CERES Principles.

Adopt/Implement China Principles
--------------------------------
This shareholder proposal is designed to address the increasing level of concern about the fair and humane treatment of employees in the People's Republic of China. This proposal would have various companies take a leadership role in assuring humane and fair treatment for employees in that country. Where there is little or no evidence that a company has mistreated its Chinese employees, and has a comprehensive set of principles in place, we will vote against the China Principles. However, if a company is repeatedly cited as a human rights scofflaw, we will vote for approval of the proposals if for no other reason than to gain the company's attention towards addressing such issues.

Conflicts of Interest
---------------------
The rule we follow in dealing with conflicts of interest in proxy voting is the one we stated in the first line of these guidelines: "They will be voted solely in the best long-term interests of the shareholders," assuming, of course, the client has not already reserved the right to vote the proxies themselves.

As money managers, conflicts may arise when what is best for the long-term interests of shareholders collides with the desire to retain an existing client, to curry favor with a prospect, or to further the money manager's own self interest.

Todd Investment Advisors has never used proxy voting to advance any of our money managers' personal biases. If a conflict of interest arises from an existing client, we will inform our Executive Committee of the conflict and notify the client that their request represents a conflict and why our vote may differ from their views. Unless there are some extraordinary circumstances, we will abide by the guidance of our proxy service to settle the issue. If the conflict persists, we will then notify all of our clients holding that security of the conflict and how we voted.

Availability of Records
-----------------------
Todd Investment Advisors maintains its proxy voting records for each client and those records are available upon written request. The firm also maintains a record of all requests made in writing as well as the responses.

                                                                      APPENDIX D

                               Proxy Voting Policy

                         WEDGE Capital Management L.L.P.
                                  Proxy Policy
                           Revised: September 1, 2005


Clients' Best Interest
----------------------
WEDGE Capital Management L.L.P. (WCM) has adopted and implemented the following Proxy Policy, which is designed to ensure that proxies are voted in the best interest of our clients and in accordance with our fiduciary duties and SEC rule 206(4)-6 under the Investment Advisors Act of 1940. Our authority to vote the proxies of our clients is established by our advisory contracts or comparable documents. In addition to SEC requirements governing advisors, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for advisors of ERISA accounts.

Case-by-Case Basis
------------------
This Policy is intended as a guideline. Each vote is cast on a case-by-case basis, taking into consideration all the relevant facts and circumstances at the time of the vote.

Responsible Parties
-------------------
Voting responsibilities are handled by the Recommending Analyst. If a stock is held in multiple portfolios, the Recommending Analyst who owns the most shares in his/her portfolio will be responsible to vote. The Proxy Coordinator is responsible for distributing the proxies to the correct analyst in a timely manner.

Source of Information
---------------------
Each analyst may conduct his or her own research and/or use the information provided by Institutional Shareholder Services (ISS). ISS provides WCM with valuable information by analyzing proxies and issuing informed research and objective vote recommendations on specific proxy voting issues.

Routine and Non-Routine Issues
------------------------------
Routine issues will be voted with management in the majority of cases, while non-routine issues may require more extensive research and review before determining the appropriate vote. The following lists are provided as a guideline and may not be all-inclusive. It is possible that an item which is listed here as routine, may in fact be non-routine given a particular scenario and vice-versa.

Routine Issues may include:

o    Selection and ratification of auditors.

o    Stock splits, dividend, and fractional share issues.

o    Application for listing of securities.

o    Corporate name changes.

o    Pollution, environment, or conservation issues.

o    Employment issues.

o    Restore or eliminate pre-emptive rights.

o    Business abroad.

o    Date, location of annual meeting.

o    Contributions to charity or for education.

o    Increases in authorized shares, common or preferred.

o All other items which aren't expected to have a material adverse effect on the price of the stock.

Non-Routine Issues may include:

o Election of Directors, including the number and terms of office, attendance, and the number of meetings held.

o Remuneration of management, directors, and employees. Employee Stock Option Plans.

o    Acquisitions, mergers, and spin-offs.

o Significant changes in the Articles of Incorporation or By-Laws, such as anti-takeover provisions, "poison pills", and "rights" issues.

o    Cumulative voting issues.

o Golden parachute plans or any unusual compensation benefits to be awarded contingent upon the merger or acquisition of the particular company.

Basis for Voting Decision
-------------------------
The voting decision will be written on the proxy statement (or ISS materials) by the Recommending Analyst and recorded in the proxy voting system by the Proxy Coordinator. If a vote is against management, the reason for the vote must be clearly documented on the proxy statement (or ISS materials) and recorded in the system to ensure compliance with client proxy reporting.

Conflicts of Interest
---------------------
Any material conflicts of interest are to be resolved in the best interest of our clients.

To help eliminate any potential conflicts of interest, WCM does not allow any employee or partner or spouse of either to sit on the board of directors of any public company without Management Committee approval. WCM requires all employees and partners to adhere to the Association for Investment Management and Research Code of Ethics and Standards of Professional Conduct, which require specific disclosures of conflicts of interest and strict adherence to independence and objectivity standards.

In spite of our effort to eliminate potential conflicts of interest, there may be instances where a conflict of interest exists. Situations in which a potential conflict of interest may arise include:

1. A Recommending Analyst has a financial interest in the security in question or in a security which may be involved in a merger or acquisition with the security in question.

2. A Recommending Analyst has a personal relationship with someone, i.e.: a close friend or family member, who is employed by the company in question, or by a company which may be involved in a merger or acquisition with the company in question .

3.   The company in question is a client or prospective client of the firm.

To mitigate the potential conflicts of interests listed above, as well as any other situation which may be deemed a potential conflict of interest, WCM has established a peer review and approval process.

If any one of the three criteria listed above is met, or if a Recommending Analyst feels a potential conflict of interest exists, he or she should complete a Potential Conflict of Interest Form, which can be found at Attachment A, for all proxy issues which may be affected by the potential conflict. The Potential Conflict of Interest Form has been created to document the Recommending Analyst's consultation with another analyst and if necessary, a member of the Management Committee. For items 1 & 2 above (or any conflict of a personal nature), a Recommending Analyst is required to consult with another analyst. If the Consulting Analyst disagrees with the Recommending Analyst's proxy vote recommendation, a Management Committee member must be consulted about the issue. For item 3 above (or any conflict which involves the entire firm), the Management Committee must be consulted about the issue. Once the Potential Conflict of Interest Form is completed, it should be given to the Proxy Coordinator with the proxy vote.

Abstention
----------
Proxies should be voted either for or against. In a very limited instance an abstention may be appropriate, in which case, the Recommending Analyst should document why he or she abstained from the vote. This will be documented in the system by the Proxy Coordinator.

Administrative Procedures
-------------------------
1. The New Account Coordinator will send a proxy letter to each new account. When returned, the New Account Coordinator will record whether WEDGE, the Client, or Custodian will vote the proxy and communicate this with the Proxy Coordinator and the portfolio manager.

2. Upon notice of the annual meeting date, the Proxy Coordinator will obtain a list of holders of record date or the date nearest to the record date that can be obtained.

3. The Proxy Coordinator will then compare shares in the portfolio accounting system with shares received for voting from Automatic Data Processing
     (ADP). The Proxy Coordinator should also note the reason for any difference in the Proxy Edge system. Where there is any difference or where we have not received a proxy, the Proxy Coordinator will take appropriate action to notify the client or custodian to send us a new or supplemental proxy.

4. On an as-needed basis, the Proxy Coordinator will advise all trustees or other plan fiduciaries if particular custodians do not comply with our requests for proxies.

5. The Proxy Coordinator will note on the proxy materials if the security issuer is a client or a prospective client of WEDGE. To determine if the security issuer is a prospective client of WEDGE, the Proxy Coordinator will check with marketing personnel.

6. The Proxy Coordinator will distribute proxy material to the appropriate analyst in a timely manner.

7. The Proxy Coordinator will obtain voting instructions from the Recommending Analyst.

8. The Proxy Coordinator will vote proxies in accordance with analyst instructions.

Record Retention
----------------
WCM will maintain the records required under Section 204-2 of the Adviser Act. These records include:

o    A copy of the Policy.

o    Proxy Statements.

o    A record of each vote cast.

o Any document material to the decision making-process of a vote, including Potential Conflict of Interest Forms.

o Each written client request for proxy voting records and WCM's written response to any (written or oral) client request.

Proxy voting books and records will be maintained in an easily accessible place for a period of five years, the first two in an appropriate location of WCM.

Internal Audit
--------------
On an annual basis, a compliance officer will review the Policy to determine if any revisions are necessary. Periodically, a compliance officer will also review the books and records relating to proxies to confirm compliance with the Policy. Results of these reviews will be distributed to the Management Committee.

Policy Disclosure
-----------------
On an annual basis, WCM will provide clients with a description of the Policy (see attachment B) and offer to send a complete copy upon request. Clients may request a copy of the Policy at any time:

In writing:
Attention: Proxy Policy Request
WEDGE Capital Management L.L.P.
301 S. College Street, Suite 2920
Charlotte, NC 28202-6002

Via Telephone:
Cassie Taylor @ 704-334-6475

Via E-mail:
ctaylor@wedgecapital.com

Voting Disclosure
-----------------
As part of the annual policy disclosure, WCM will inform clients how to obtain information on how proxies were voted with respect to their securities. Clients may request a report on how proxies were voted at any time:

In writing:
Attention: Proxy Record Request
WEDGE Capital Management L.L.P.
301 S. College Street, Suite 2920
Charlotte, NC 28202-6002

Via Telephone:
Cassie Taylor @ 704-334-6475

Via E-mail:
ctaylor@wedgecapital.com

Review Procedures
-----------------
On an annual basis, WEDGE will review its proxy procedures for compliance with this Policy. Periodically, WEDGE will also review third-party service providers, such as ISS, for independence.

              Potential Conflict of Interest Form Regarding Proxies
              -----------------------------------------------------

Name of Security: ___________________________________________

Proxy Issue(s): _______________________________________________________________
(If multiple issues are affected by the potential conflict, please attach the proxy ballot to this form and write "See Attached" in the space above.)

What is the Potential Conflict of Interest (check one)?

[ ]  1. I have a financial interest in the security in question.

[ ] 2. I have a financial interest in a security which may be involved in a merger or acquisition with the security in question.

[ ] 3. I have a personal relationship with someone who is employed by the company in question.

[ ] 4. I have a personal relationship with someone who is employed by a company which may be involved in a merger or acquisition with the company in question.

[ ] 5. The issuer of the security in question is a client or prospective client of the firm.

[ ]  Other (please explain) ___________________________________________________

_______________________________________________________________________________

Recommended Vote:  FOR  or  AGAINST (circle one).

Recommending Analyst Signature: _________________________________


                                   Peer Review
_______________________________________________________________________________

To be completed by consulting analyst (required for items 1-4 above):

AGREE or DISAGREE with Recommended Vote (circle one). *If DISAGREE is selected, a Management Committee member must complete below.

If DISAGREE was selected, why? ________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

Consulting Analyst Signature: __________________________________


To be completed by Management Committee member(s):
(2 signatures are required for Item #5 above; 1 signature is required if the Consulting Analyst disagrees with the Recommending Analyst's vote)

AGREE or DISAGREE with Recommended Vote (circle one).

If DISAGREE was selected, why? ________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

Management Committee Member Signature(s): ________________    _________________

   This form should be given to the Proxy Administrator with your Proxy Vote.

                                     PART C

                                OTHER INFORMATION

ITEM 23 -- EXHIBITS

Exhibit
Number
------
a         Articles of Incorporation of Registrant.  Incorporated by reference to Exhibit 1 to Registrant's registration statement on Form N-1A filed on July 16, 1998.

b         Bylaws of Registrant.  Incorporated by reference to Exhibit 2 to Registrant's registration statement on Form N-1A filed on July 16, 1998.

d.1       Amended and Restated Management and Investment Advisory Agreement dated May 1,
          2003 between Registrant and American Fidelity Assurance Company.  Incorporated by
          reference to Exhibit d.2 to Post-Effective Amendment No. 9 to Registrant's
          registration statement on Form N-1A filed on April 29, 2003.

d.2       Amended and Restated Investment Sub-Advisory Agreement dated December 1, 2004 between Registrant, American Fidelity Assurance Company and Todd Investment
          Advisors, Inc.  Incorporated by reference to Exhibit d.2 to Post-Effective
          Amendment No. 11 to Registrant's registration statement on Form N-1A filed on
          February 24, 2005.

d.3       Amended and Restated Investment Sub-Advisory Agreement, dated December 1, 2004 between Registrant, American Fidelity Assurance Company and Seneca Capital
          Management LLC.  Incorporated by reference to Exhibit d.3 to Post-Effective
          Amendment No. 11 to Registrant's registration statement on Form N-1A filed on
          February 24, 2005.

d.4<F1>   Sub-Advisory Agreement dated October 3, 2005, effective as of February 23, 2006, between Registrant, American Fidelity Assurance Company and The Renaissance Group
          LLC (d/b/a Renaissance Investment Management).

d.5<F1>   Sub-Advisory Agreement dated October 3, 2005, effective as of February 23, 2006, between Registrant, American Fidelity Assurance Company and Wedge Capital
          Management LLP.

d.6<F1>   Sub-Advisory Agreement effective May 1, 2006 between Registrant, American
          Fidelity Assurance Company, and Quest Investment Management, Inc.

e<F1>     Second Amended and Restated Underwriter's Agreement dated November 1, 2005 between Registrant and American Fidelity Securities, Inc.

g.1<F1>   Amended and Restated Corporate Custodial Agreement dated November 1, 2005 between
          Registrant and InvesTrust, N.A.

g.2<F1>   Amendment to Corporate Custodial Agreement dated March __, 2006 between
          Registrant and InvesTrust, N.A.

h.1       Form of Indemnification Agreement dated August 1, 2002 between Registrant and its directors.  Incorporated by reference to Exhibit h.3 to Post-Effective Amendment
          No. 8 to Registrant's registration statement on Form N-1A filed on April 3, 2003.

h.2       Investment Consultant Agreement dated January 1, 2005 between American Fidelity
          Assurance Company and Asset Services Company, L.L.C.  Incorporated by reference to Exhibit h.5 to Post-Effective Amendment No. 11 to Registrant's registration statement on Form N-1A filed on February 24, 2005.

i<F1>     Opinion and Consent of Counsel.

j<F1>     Consent of Independent Registered Public Accounting Firm.

p.1       Code of Ethics of the Registrant, effective February 15, 2005.  Incorporated by reference to Exhibit p.1 to Post-Effective Amendment No. 11 to Registrant's
          registration statement on Form N-1A filed on February 24, 2005.

p.2       Code of Ethics of Registrant's principal underwriter, American Fidelity
          Securities, Inc., effective February 15, 2005.  Incorporated by reference to
          Exhibit p.2 to Post-Effective Amendment No. 11 to Registrant's registration statement on Form N-1A filed on February 24, 2005.

p.3       Code of Ethics of Registrant's investment adviser, American Fidelity Assurance
          Company, effective December 1, 2004.  Incorporated by reference to Exhibit p.3 to
          Post-Effective Amendment No. 11 to Registrant's registration statement on Form
          N-1A filed on February 24, 2005.

p.4       Code of Ethics of Registrant's sub-adviser, Todd Investment Advisors, Inc., effective as of February 1, 2005.  Incorporated by reference to Exhibit p.4 to
          Post-Effective Amendment No. 11 to Registrant's registration statement on Form
          N-1A filed on February 24, 2005.

p.5<F1>   Code of Ethics of Registrant's sub-adviser, The Renaissance Group, LLC (d/b/a
          Renaissance Investment Management), dated March 2005.

p.6<F1>   Code of Ethics of Registrant's sub-adviser, Wedge Capital Management, LLC, as amended and restated May 1999.

p.7<F1>   Code of Ethics of Registrant's sub-adviser, Quest Investment Management, Inc., dated December 7, 2005.

99<F1>    Organization Chart of American Fidelity Assurance Company.
______________

<F1>
     Filed herewith.


ITEM 24 - PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

     American Fidelity Assurance Company, an Oklahoma corporation and a wholly-owned subsidiary of American Fidelity Corporation, a Nevada corporation, is the sole holder of record of Dual Strategy Fund's shares. American Fidelity Corporation is controlled by a family investment partnership, Cameron Enterprises A Limited Partnership. William M. Cameron, an individual, and Lynda
L. Cameron, an individual, each own 50% of the common stock of Cameron Associates, Inc., the sole general partner of Cameron Enterprises A Limited Partnership. The organization chart filed as Exhibit 99 shows the affiliated entities.

ITEM 25 - INDEMNIFICATION

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ARTICLES OF INCORPORATION

     Article Eighth, Section 2 of Dual Strategy Fund's Articles of Incorporation provides as follows:

          The corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors may, through a by-law, resolution or agreement, make further provisions for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation Law.

BY-LAWS

     The By-Laws of Dual Strategy Fund provide in Article VIII as follows:

     1. INDEMNIFICATION OF DIRECTORS AND OFFICERS. The corporation shall indemnify its directors to the fullest extent that indemnification of directors is permitted by law. The corporation shall indemnify its officers to the same extent as its directors and to such further extent as is consistent with law. The corporation shall indemnify its directors and officers who while serving as directors or officers also serve at the request of the corporation as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan to the same extent as its directors and, in the case of officers, to such further extent as is consistent with law. The indemnification and other rights provided by this Article shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. This Article shall not protect any such person against any liability to the corporation or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct").

     2. ADVANCES. Any current or former director or officer of the corporation seeking indemnification within the scope of this Article shall be entitled to advances from the corporation for payment of the reasonable expenses incurred by him in connection with the matter as to which he is seeking indemnification in the manner and to the fullest extent permissible under the General Corporation Law. The person seeking indemnification shall provide to the corporation a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the corporation has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the person seeking indemnification shall provide security in form and amount acceptable to the corporation for his undertaking; (b) the corporation is insured against losses arising by reason of the advance; or (c) a majority of a quorum of directors of the corporation who are neither "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, nor parties to the proceeding ("disinterested non-party directors"), or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the corporation at the time the advance is proposed to be made that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

     3. PROCEDURE. At the request of any person claiming indemnification under this Article, the Board of Directors shall determine, or cause to be determined, in a manner consistent with the General Corporation Law, whether the standards required by this Article have been met. Indemnification shall be made only following: (a) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of disabling conduct or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct by (i) the vote of a majority of a quorum of disinterested non-party directors or (ii) an independent legal counsel in a written opinion.

     4. INDEMNIFICATION OF EMPLOYEES AND AGENTS. Employees and agents who are not officers or directors of the corporation may be indemnified and reasonable expenses may be advanced to such employees or agents, as may be provided by action of the Board of Directors or by contract, subject to any limitations imposed by the Investment Company Act of 1940, as amended.

     5. OTHER RIGHTS. The Board of Directors may make further provision consistent with law for indemnification and advance of expenses to directors, officers, employees and agents by resolution, agreement or otherwise. The indemnification provided by this Article shall not be deemed exclusive of any other right, with respect to indemnification or otherwise, to which those seeking indemnification may be entitled under any insurance or other agreement or resolution of stockholders or disinterested non-party directors or otherwise.

     6. AMENDMENTS. References in this Article are to the General Corporation Law and to the Investment Company Act of 1940 as from time to time amended. No amendment of the by-laws shall affect any right of any person under this Article based on any event, omission or proceeding prior to the amendment.

INDEMNIFICATION AGREEMENTS

     The material provisions of the Indemnification Agreements between Dual Strategy Fund and each of its directors provide as follows:

     1. Indemnity of Director. The Fund hereby agrees to hold harmless and indemnify the Director to the fullest extent authorized or permitted by law. In this regard, the Fund agrees to indemnify the Director and to hold the Director harmless from and against any and all actual or threatened lawsuits, claims, investigations, actions, appeals and other proceedings, whether civil, criminal, administrative or otherwise, and specifically including any Action (as defined herein) brought by the Director against the Fund, (any such claim, threat, investigation, action, appeal or other proceeding hereinafter referred to as an "Action"), damages, judgments, penalties, fines, losses, liabilities, settlement amounts, costs and expenses (including, without limitation, reasonable legal fees, costs and disbursements) (collectively, "Losses") incurred, suffered or expended by or on behalf of the Director with respect to any action or inaction taken in the course of (a) the Director's duties as a director of the Fund, including, without limitation, any such Action or Loss to which the Director may become subject under the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Investment Company Act of 1940, as amended (the "Investment Company Act"), any state securities, takeover or corporate law, or any other federal or state law or regulation or at common law, (b) the Director's duties as an officer, employee or agent of the Fund (if he serves in such capacities) and (c) the Director's duties as a director, officer, employee, or agent of another investment company, corporation, partnership, joint venture, trust or other enterprise if serving in such capacities at the request of the Fund.

     2. Limitations on Indemnity. No indemnity pursuant to Section 1 hereof shall be paid by the Fund:

          2.1 In respect to remuneration paid to the Director if it shall be determined by a final judgment or other final adjudication that such remuneration was in violation of law;

          2.2 On account of the Director's conduct which is finally adjudged to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Director's office; or

          2.3 If a final decision by a court having jurisdiction in the matter shall determine that such indemnification is not lawful;

provided, however, notwithstanding any other provision of this Agreement to the contrary, to the extent the Director has been successful on the merits or otherwise in defense of any or all actions relating in whole or in part to an Action for which indemnification may be provided under this Agreement or in defense of any issue or matter therein, including dismissal without prejudice, the Director will be indemnified against all Losses incurred in connection therewith.

     3. Continuation of Indemnity. All agreements and obligations of the Fund contained herein shall continue during the period the Director is serving as a director of the Fund or is serving at the request of the Fund as a director, officer, employee or agent of another investment company, corporation, partnership, joint venture, trust or other enterprise, and shall continue after the Director has ceased to be a director and shall enure to the benefit of the heirs, executors and administrators of the Director.

     4. Notification and Defense of Claim. As soon as practicable after receipt by the Director of notice of the commencement of any Action, the Director will, if a claim in respect thereof is to be made against the Fund under this Agreement, notify the Fund of the commencement thereof; but the failure to so notify the Fund will not relieve it from any liability which it may have to the Director under this Agreement or otherwise, except to the extent that the Fund is materially and adversely prejudiced or affected by such failure. With respect to any such Action as to which the Director notifies the Fund of the commencement thereof:

          4.1 The Fund will be entitled to participate therein at its own expense; and

          4.2 Except as otherwise provided below, to the extent that it may wish, the Fund, jointly with any other indemnifying party similarly notified, if applicable, will be entitled to assume the defense thereof, with counsel reasonably satisfactory to the Director. After notice from the Fund to the Director of its election so to assume the defense thereof, the Fund will not be liable to the Director under this Agreement for any legal or other expenses subsequently incurred by the Director in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. The Director shall have the right to employ its own separate counsel in such Action, but the fees and expenses of such counsel incurred after notice from the Fund of its assumption of the defense thereof shall be at the expense of the Director unless (i) the employment of counsel by the Director has been authorized by the Fund, (ii) the Director shall have reasonably concluded that there may be a conflict of interest between the Fund and the Director in the conduct of the defense of such Action or (iii) the Fund shall not in fact have employed counsel to assume the defense of such Action, in each of which cases the reasonable fees and expenses of such counsel shall be at the expense of the Fund. The Fund shall not be entitled to assume the defense of any Action brought by or on behalf of the Fund or as to which the Director shall have made the conclusion provided for in (ii) above.

          4.3 The Fund shall not be liable to indemnify the Director under this Agreement for any amounts paid in settlement of any Action effected without its written consent. The Fund shall not settle any Action in any manner which would impose any penalty or liability on the Director without the Director's written consent. Neither the Fund nor the Director will unreasonably withhold its consent to any proposed settlement.

     5. Reimbursement; Advancement of Expenses.

          5.1 The Fund agrees to reimburse the Director within ten (10) business days after request therefore, and in advance of the final judgment or other final adjudication of any matter for which a claim for indemnification may be made pursuant to this Agreement, to the fullest extent permitted by law, for any reasonable legal or other expenses incurred by the Director in connection with any Action or in connection with the enforcement of this Agreement and the indemnification obligations set forth herein.

          5.2 If the Director is entitled under any provision of this Agreement to indemnification by the Fund for some or a portion of any Losses in respect of an Action but not, however, for the total amount thereof, the Fund will nevertheless indemnify the Director for the portion thereof to which the Director is entitled.

          5.3 If requested by the Director, the Fund shall, within ten (10) business days after request therefore, advance to the Director any such reasonable legal or other expenses which the Director reasonably anticipates he will incur.

     6. Repayment of Expenses. The Director agrees that the Director will promptly, upon demand, reimburse the Fund for all reasonable expenses paid by the Fund pursuant to Section 5 hereof in defending any Action against the Director in the event and to the extent that it shall be ultimately determined by a final judgment or other final adjudication that the Director is not entitled to be indemnified by or receive contribution from the Fund for such expenses.

     7. Contribution. If indemnification is not available to the Director under the provisions of this Agreement for any reason, the Director shall nevertheless be entitled to contribution toward Losses. Such contribution shall be (i) in such proportion as is appropriate to reflect the relative benefits received by the Director and the Fund resulting from the Director serving as a director of the Fund or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Director on the one hand and the Fund on the other, in connection with the Action or other action, event or omission which resulted in such Losses, as well as any other relevant equitable considerations. The Director and the Fund agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capital allocation. The determination of relative benefits and, if applicable, relative faults as set forth above shall be made by the Fund in good faith.

     8. Enforcement.

     8.1 The Fund expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on the Fund hereby in order to induce the Director to serve and continue to serve as a director of the Fund and any of its subsidiaries, and acknowledges that the Director is relying upon this Agreement. In connection with any determination as to whether the Director is entitled to be indemnified under this Agreement, the burden of proof will be on the Fund to establish that the Director is not so entitled.

     8.2 In the event the Director is required to bring any action to enforce rights or to collect monies due under this Agreement and is successful in such action, the Fund shall reimburse the Director for all of the Director's reasonable fees and expenses in bringing and pursuing such action.

REIMBURSEMENT OF INDEMNIFICATION EXPENSES

     The Amended and Restated Management and Investment Advisory Agreement dated May 1, 2003 between Dual Strategy Fund and American Fidelity Assurance Company provides in Section 2 that the American Fidelity Assurance Company shall:

          Reimburse the Fund to the fullest extent necessary for costs and expenses incurred by the Fund in connection with one or more indemnification agreements between the Fund and any of its directors (each, a "Director Indemnification Agreement"). In this regard, the Manager agrees to reimburse the Fund for any damages, judgments, penalties, fines, losses, liabilities, settlement amounts, costs and expenses (including, without limitation, reasonable legal fees, costs, and disbursements) (collectively, "Losses") incurred, suffered or expended by the Fund as a result of or in connection with a Director Indemnification Agreement, except that, no reimbursement shall be paid to the Fund for Losses incurred in violation of the terms of an Indemnification Agreement. As soon as practicable after receipt by the Fund of a claim for indemnification pursuant to an Indemnification Agreement, the Fund shall notify the Manager of the claim thereunder; however, failure by the Fund to notify the Manager will not relieve the Manager from any liability it may have to the Fund under this Agreement or otherwise.


ITEM 26 - BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

     American Fidelity Assurance Company is primarily engaged in writing life, accident and health insurance and annuity contracts. Set forth below are the names of each of the directors and executive officers of American Fidelity Assurance Company, their positions and offices with American Fidelity Assurance Company and any other business, profession, vocation or employment of a substantial nature in which each is or has been, during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee:

Name and Principal      Positions and Offices with
Business Address<F1>    the Investment Adviser                 Other Affiliations
-------------------     ----------------------                 ------------------
Lynda L. Cameron        Director                               President, Cameron Equestrian
                                                               Centers, Inc.
                                                               2000 N. Classen Boulevard
                                                               Oklahoma City, OK 73106

William M. Cameron      Chairman of the Board of Directors,    Chairman, President and Chief Executive
                        Chief Executive Officer                   Officer, American Fidelity
                                                               Corporation;
                                                               Director, ASC Holding, L.L.C.;
                                                               Chairman, First Fidelity Bank, N.A.
                                                                  and First Fidelity BanCorp, Inc.
                                                               5101 N. Classen , Suite 500
                                                               Oklahoma City, OK 73118

David R. Carpenter      Executive Vice President,              Executive Vice President,
                        Treasurer                              American Fidelity Corporation;
                                                               Chairman, President, Chief
                                                               Executive Officer and Treasurer,

                                                               American Fidelity Securities,
                                                               Inc.; Executive Vice President and
                                                               Principal Financial Officer,
                                                               American
                                                               Fidelity Dual Strategy Fund, Inc.(R)

William E. Durrett      Senior Chairman of the Board of        Senior Chairman of the Board,
                        Directors                              American Fidelity Corporation,
                                                               Director
                                                               Bank Oklahoma Financial
                                                               Corporation
                                                               Bank Oklahoma Tower
                                                               P. O. Box 2300
                                                               Tulsa, OK 74192;
                                                               Director,
                                                               Integris Health, Inc.
                                                               3366 N.W. Expressway
                                                               Oklahoma City, OK 73112;
                                                               Director,
                                                               OGE Energy Corporation
                                                               P. O. Box 321
                                                               Oklahoma City, OK  73101

Charles R. Eitel        Director                               Chairman, Chief Executive Officer
                                                               and Director, Simmons Company
                                                               One Concourse Parkway, Suite 800
                                                               Atlanta, GA  30328

Theodore M. Elam        Director                               Attorney
                                                               McAfee & Taft A Professional
                                                               Corporation
                                                               Two Leadership Square, Tenth Floor
                                                               211 North Robinson
                                                               Oklahoma City, OK  73102

Stephen P. Garrett      Senior Vice President,                 Senior Vice President and
                        Secretary                              Secretary, American Fidelity
                                                               Corporation; Chief Compliance
                                                               Officer, American Fidelity
                                                               Assurance Company

Kenneth D. Klehm        Senior Vice President                  Senior Vice President,
                                                               Treasurer, Controller and Chief
                                                               Financial Officer, American
                                                               Fidelity Corporation;

                                                               Director,
                                                               ASC Holdings, L.L.C.;
                                                               Director, First Fidelity Bank
                                                               and First Fidelity BanCorp, Inc.
                                                               5101 N. Classen, Suite 500
                                                               Oklahoma City, OK  73118

Alfred L. Litchenburg   Executive Vice President

David R. Lopez          Director                               OKC Downtown
                                                               President
                                                               210 Park Ave., Suite 230
                                                               Oklahoma City, OK  73102

Paula Marshall-Chapman  Director                               Chief Executive Officer,
                                                               The Bama Companies, Inc.
                                                               2745 East 11th Street
                                                               Tulsa, OK  74104;
                                                               Director,
                                                               Bank of America, N.A.;
                                                               Director,
                                                               Helmrich & Payne, Inc.

John W. Rex             President, Director                    Chairman of the Board, President
                                                               and Secretary, American Fidelity
                                                               Dual Strategy Fund, Inc.;
                                                               Executive Vice President and
                                                               Director, American Fidelity
                                                               Corporation

Galen P. Robbins, M.D.  Director                               Physician
                                                               Cardiovascular Clinic - Founding
                                                               Physician
                                                               11901 Quail Creek Road
                                                               Oklahoma City, OK 73120
_______________

<F1>
     Principal business address is 2000 N. Classen Boulevard, Oklahoma City, Oklahoma 73106 or, if
     applicable, the address set forth under "Other Affiliations."

--------------------------------------------------------------------------------

     Quest Investment Management, Inc. is managed by the following persons, who have held the positions indicated throughout the past two fiscal years:

Name                           Positions with Sub-adviser and Other Affiliations
----                           -------------------------------------------------

Monte L. Johnson               Founder and Chairman

Cameron M. Johnson             Chief Executive Officer

Gregory G. Sherwood            President

Kevin M. Johnson               Secretary and Treasurer


     The Renaissance Group, LLC is managed by the following persons, who have held the positions indicated throughout the past two fiscal years:

Name                           Positions with Sub-adviser and Other Affiliations
----                           -------------------------------------------------

Michael Schroer                Managing Partner and CIO

Paul Radomski                  Managing Partner

Sudhir Warrier                 Partner and COO

Joe Bruening                   Partner and Head Trader

Mary Meiners                   Partner and Head Analyst


     Todd Investment Advisors, Inc. is managed by the following persons, who have held the positions indicated throughout the past two fiscal years:

Name                           Positions with Sub-adviser and Other Affiliations
----                           -------------------------------------------------

Bosworth M. Todd               Chairman Emeritus; Director, First Capital Bank
                               of Kentucky, Louisville, KY (1996-present)

Robert P. Bordogna             Chairman

Gayle S. Dorsey                Partner -- Private Client Services

John J. White                  Partner -- Director of Research/Portfolio Manager
                               - Equity 2002

Curtiss M. Scott, Jr.          President and Chief Executive Officer

Matthew J. Saltzman            Director of Marketing and Client Services 2005;
                               Mercury Wealth Management 2002-2005


     WEDGE Capital Management LLP is managed by the following persons, who have held the positions indicated throughout the past two fiscal years:

Name                           Positions with Sub-adviser and Other Affiliations
----                           -------------------------------------------------

R. Michael James               Management Committee Member and General Partner

Gilbert E. Galle               Management Committee Member and General Partner

Michael Gardner                Management Committee Member and General Partner


ITEM 27 - PRINCIPAL UNDERWRITERS

     (a) American Fidelity Securities, Inc., a wholly-owned subsidiary of American Fidelity Assurance Company, is the sole underwriter for Dual Strategy Fund. American Fidelity Securities is also the underwriter for American Fidelity Separate Account A, American Fidelity Separate Account B, and American Fidelity Separate Account C.

     (b) American Fidelity Securities' director and officer information is as follows:

Name and Principal           Positions and Offices              Positions and
Business Address             with Underwriter                   Offices with Fund
----------------             ----------------                   -----------------
David R. Carpenter           Director, Chairman, President,     Executive Vice President
P. O. Box 25523              Chief Executive Officer,           and Principal Financial
Oklahoma City, OK  73125     Treasurer, and Investment          Officer
                             Company and Variable Contracts
                             Products Principal

Marvin R. Ewy                Director, Vice President,          None
P. O. Box 25523              Secretary, and Investment
Oklahoma City, OK  73125     Company and Variable Contracts
                             Products Principal

Katherine I. Leviant         Assistant Vice President, Chief    None
P. O. Box 25523              Compliance Officer and
Oklahoma City, OK  73125     Investment Company and Variable
                             Contracts Products Principal

Nancy K. Steeber             Director, Vice President, Chief    None
P. O. Box 25523              Operations Officer and
Oklahoma City, OK  73125     Investment Company and Variable
                             Contracts Products Principal

Shirley K. Williams          Assistant Vice President, Chief    None
P. O. Box 25523              Financial Officer and Financial
Oklahoma City, OK  73125     and Operations Principal

     (c) American Fidelity Securities receives no compensation from the Fund for the sale of shares of Dual Strategy Fund; however, American Fidelity Assurance Company pays commissions to American Fidelity Securities, Inc. in connection with sales of securities offered by the separate accounts of American Fidelity Assurance Company. Dual Strategy Fund in an investment option of the AFA separate accounts.

ITEM 28 -- LOCATION OF ACCOUNTS AND RECORDS

     All records relating to Dual Strategy Fund required by Section 31(a) of the 1940 Act are kept by Dual Strategy Fund or its custodian at the following addresses:

                  American Fidelity Dual Strategy Fund, Inc.(R)
                            2000 N. Classen Boulevard
                          Oklahoma City, Oklahoma 73106
                                       or
                                InvesTrust, N.A.
                        5101 N. Classen Blvd., Suite 600
                          Oklahoma City, Oklahoma 73118

ITEM 29 -- MANAGEMENT SERVICES

     Not applicable

ITEM 30 -- UNDERTAKINGS

     Not applicable

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Oklahoma City, and State of Oklahoma on February 10, 2006.


                                 AMERICAN FIDELITY DUAL STRATEGY FUND, INC.(R)

                                 By   /s/ John W. Rex
                                          John W. Rex, Chairman of the
                                          Board and President


     Each of the undersigned officers and directors of American Fidelity Dual Strategy Fund, Inc., hereby severally constitute and appoint John W. Rex, his true and lawful attorney-in-fact with full power to him to sign for him, and in his name as officer or director, or both, of the American Fidelity Dual Strategy Fund, Inc., a Registration Statement (and any and all amendments thereto, including post-effective amendments) on Form N-1A to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Fund's Registration Statement has been signed below by the following persons in the capacities indicated on February 10, 2006.


/s/ John W. Rex
    John W. Rex, Chairman of the Board,
     President and Secretary


/s/ David R. Carpenter
    David R. Carpenter, Executive Vice President
     and Principal Financial Officer



    Jean G. Gumerson, Director


/s/ Gregory M. Love
    Gregory M. Love, Director


/s/ J. Dean Robertson
    J. Dean Robertson, Director


/s/ G. Rainey Williams, Jr.
    G. Rainey Williams, Jr., Director

                                INDEX TO EXHIBITS
Exhibit
Number   Description                                          Method of Filing
------   -----------                                          ----------------
a        Articles of Incorporation of Registrant.             Incorporated by reference

b        Bylaws of Registrant.                                Incorporated by reference

d.1      Amended and Restated Management and Investment       Incorporated by reference
         Advisory Agreement dated May 1, 2003 between
         Registrant and American Fidelity Assurance Company.

d.2      Amended and Restated Investment Sub-Advisory         Incorporated by reference
         Agreement dated December 1, 2004 between
         Registrant, American Fidelity Assurance Company
         and Todd Investment Advisors, Inc.

d.3      Amended and Restated Investment Sub-Advisory         Incorporated by reference
         Agreement dated December 1, 2004 between
         Registrant, American Fidelity Assurance Company
         and Seneca Capital Management LLC.

d.4      Sub-Advisory Agreement dated October 3, 2005,        Filed herewith electronically
         effective as of February 23, 2006, between
         Registrant, American Fidelity Assurance Company
         and The Renaissance Group LLC (d/b/a Renaissance
         Investment Management).

d.5      Sub-Advisory Agreement dated October 3, 2005,        Filed herewith electronically
         effective as of February 23, 2006, between
         Registrant, American Fidelity Assurance Company
         and Wedge Capital Management LLP.

d.6      Sub-Advisory Agreement effective May 1, 2006         Filed herewith electronically
         between Registrant, American Fidelity Assurance
         Company, and Quest Investment Management, Inc.

e        Second Amended and Restated Underwriter's            Filed herewith electronically
         Agreement dated November 1, 2005 between
         Registrant and American Fidelity Securities, Inc.

g.1      Corporate Custodial Agreement dated November 1,      Filed herewith electronically
         2005 between Registrant and InvesTrust, N.A.

g.2      Amendment to Corporate Custodial Agreement dated     Filed herewith electronically
         March __, 2006 between Registrant and InvesTrust,
         N.A.

h.1      Form of Indemnification Agreement dated August 1,    Incorporated by reference
         2002 between Registrant and its directors.

h.2      Investment Consultant Agreement dated January 1,     Incorporated by reference
         2005 between American Fidelity Assurance Company
         and Asset Services Company, L.L.C.

i        Opinion and Consent of Counsel.                      Filed herewith electronically

j        Consent of Independent Registered Public             Filed herewith electronically
         Accounting Firm.

p.1      Code of Ethics of the Registrant, effective          Incorporated by reference
         February 15, 2005.

p.2      Code of Ethics of Registrant's principal             Incorporated by reference
         underwriter, American Fidelity Securities, Inc.,
         effective February 15, 2005.

p.3      Code of Ethics of Registrant's investment adviser,   Incorporated by reference
         American Fidelity Assurance Company, effective
         December 1, 2004.

p.4      Code of Ethics of Registrant's sub-adviser, Todd     Incorporated by reference
         Investment Advisors, Inc., effective as of
         February 1, 2005.

p.5      Code of Ethics of Registrant's sub-adviser, The      Filed herewith electronically
         Renaissance Group, LLC (d/b/a Renaissance
         Investment Management), dated March 2005.

p.6      Code of Ethics of Registrant's sub-adviser, Wedge    Filed herewith electronically
         Capital Management, LLC, as amended and restated
         May 1999.

p.7      Code of Ethics of Registrant's sub-adviser, Quest    Filed herewith electronically
         Investment Management, Inc., dated December 7,
         2005.

99       Organization chart of American Fidelity Assurance    Filed herewith electronically
         Company.
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